     As filed with the Securities and Exchange Commission on April 11, 2007



1933 Act File No. 333-140358



1940 Act File No. 811-22014


                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]


                         Pre-Effective Amendment No. 1                       [X]



                        Post-Effective Amendment No. _____                   [ ]


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                                Amendment No. 1                              [X]


                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                Exact Name of Registrant as Specified in Charter

                  60 State Street, Boston, Massachusetts 02109
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 742-7825
               Registrant's Telephone Number, including Area Code

            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                  60 State Street, Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copy to: Christopher P. Harvey, Esq.
         Wilmer Cutler Pickering Hale and Dorr LLP
         60 State Street
         Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


======================================================================================================
                                          Proposed Maximum    Proposed Maximum
Title of Securities      Amount Being      Offering Price    Aggregate Offering         Amount of
  Being Registered    Registered (1)(2)     Per Unit (1)          Price (1)       Registration Fee (3)
------------------------------------------------------------------------------------------------------

======================================================================================================



(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.



(2) Includes shares to be issued pursuant to the underwriters' over-allotment option.



(3) A registration fee of $107.00 was previously paid in connection with the Registrant's initial registration statement.



The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                      PIONEER DIVERSIFIED HIGH INCOME TRUST

                              CROSS-REFERENCE SHEET

                               PART A--PROSPECTUS


ITEMS IN PART A OF FORM N-2                  LOCATION IN PROSPECTUS
---------------------------                  ----------------------
Item 1. Outside Front Cover                  Cover Page

Item 2. Cover Pages; Other Offering          Cover Page
Information

Item 3. Fee Table and Synopsis               Not applicable

Item 4. Financial Highlights                 Financial Highlights (unaudited)

Item 5. Plan of Distribution                 Cover Page; Prospectus Summary; The Auction;
                                             Underwriting

Item 6. Selling Shareholders                 Not applicable

Item 7. Use of Proceeds                      Use of Proceeds

Item 8. General Description of the           Cover Page; Prospectus Summary; The Fund;
Registrant                                   Investment Objectives and Principal
                                             Investment Strategies; Leverage; Risk
                                             Factors; Net Asset Value; Certain Provisions
                                             of the Agreement and Declaration of Trust and
                                             By-Laws

Item 9. Management                           Prospectus Summary; Management of the Fund
                                             Description of Preferred Shares

Item 10. Capital Stock, Long-Term Debt,      Description of Preferred Shares; Federal
and Other Securities                         Income Tax Matters

Item 11. Default and Arrears On Senior       Not applicable
Securities

Item 12. Legal Proceedings                   Not applicable

Item 13. Table of Contents of the            Table of Contents of the Statement of
Statement of Additional                      Additional Information
Information


                   PART B--STATEMENT OF ADDITIONAL INFORMATION


                                             LOCATION IN STATEMENT OF ADDITIONAL
ITEMS IN PART B OF FORM N-2                  INFORMATION
---------------------------                  -----------------------------------
Item 14. Cover Page                          Cover Page

Item 15. Table of Contents                   Cover Page

Item 16. General Information and History     Not applicable

Item 17. Investment Objective and Policies   Investment Objectives and Policies;
                                             Investment Restrictions; Appendix A -
                                             Description of Ratings

Item 18. Management                          Management of the Fund

Item 19. Control Persons and Principal       Management of the Fund - Control Persons and
Holders of Securities                        Principal Holders of Securities

Item 20. Investment Advisory and Other       Management of the Fund
Services

Item 21. Brokerage Allocation and Other      Portfolio Transactions
Practices

Item 22. Tax Status                          Federal Income Tax Matters

Item 23. Financial Statements                Independent Registered Public Accounting
                                             Firm; Financial Statements and Report of
                                             Independent Registered Public Accounting Firm

                           PART C - OTHER INFORMATION



Items 24-33 have been answered in Part C of this Registration Statement.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.




     PRELIMINARY PROSPECTUS            SUBJECT TO COMPLETION                       APRIL [  ], 2007





                                                                  (PIONEER LOGO)

                                           SHARES

                      PIONEER DIVERSIFIED HIGH INCOME TRUST


                                  COMMON SHARES


       Investment Objectives. Pioneer Diversified High Income Trust (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.


       Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in a diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. The Fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high yield debt securities"),
(ii) floating rate loans and (iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.



       The Adviser believes that this actively managed, diversified portfolio of asset classes -- global high yield debt securities, floating rate loans and event-linked bonds -- may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of catastophe bonds to the diversifed portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the Fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them.



       The Fund does not have a policy of maintaining a specific average credit quality or a targeted maturity range for its portfolio. The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.


                                                   (continued on following page)




       NO PRIOR TRADING HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END FUNDS FREQUENTLY TRADE AT PRICES LOWER THAN THEIR NET ASSET VALUE. THE RISK OF LOSS DUE TO THIS DISCOUNT MAY BE GREATER FOR INITIAL INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING.




       INVESTING IN THE FUND'S COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "PROSPECTUS SUMMARY" BEGINNING ON PAGE 5 AND "RISK FACTORS" SECTION BEGINNING ON PAGE 52 OF THIS PROSPECTUS.




                                                                          ESTIMATED        PROCEEDS, AFTER
                                                                           OFFERING       EXPENSES, TO THE
                                 PRICE TO PUBLIC      SALES LOAD(2)      EXPENSES(3)            FUND
                                 ---------------      -------------      -----------      ----------------


Per share......................       $25.00              $1.125            $0.05              $23.825
Total(1).......................







        (1)  The underwriters may purchase up to            additional common
             shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover any over-allotments. If the underwriters exercise the over-allotment option in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the
             Fund will be $     , $     , $      and $     , respectively. See
             "Underwriting" on page [  ] of this Prospectus.



        (2) Does not include additional compensation, shareholder servicing, structuring or incentive fee payable by the Adviser to certain underwriters. See "Underwriting -- Additional Compensation to Certain Underwriters."



        (3) The Adviser has agreed to pay all of the Fund's organizational expenses and to pay the amount by which the aggregate offering expenses, other than the sales load, exceed $0.05 per share. The actual offering expenses for both the common and preferred shares are estimated to be approximately $1,300,000 or $0.065 per share.





       The underwriters expect to deliver the common shares to purchasers on or
about           , 2007.



       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                               UBS INVESTMENT BANK

(continued from prior page)





       In accordance with the Fund's principal investment strategies, the Fund primarily invests in below investment grade (high yield) debt securities, loans and preferred stocks. Below investment grade securities, commonly referred to as junk bonds, are obligations that are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody's Investors Services, Inc. ("Moody's") or BB and below by Standard & Poor's Ratings Group ("S&P")), or if unrated, are determined by the Fund's investment adviser, Pioneer Investment Management, Inc. (the "Adviser") or the Fund's subadviser, Montpelier Capital Advisors, Ltd. (the "Subadviser"), as applicable, to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. With respect to event-linked bonds, the rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. The rating also assesses the bond's credit risk and the model used to calculate the probability of the trigger event. For event-linked bonds with a "BB" rating, the average expected loss probability is approximately 1% (i.e., loss occurrence once every 100 years).





       The Fund's common shares are anticipated to be approved for listing on the American Stock Exchange under the symbol "HNW," subject to official notice of issuance.



       Investment Adviser and Subadviser. Pioneer Investment Management, Inc. is the Fund's investment adviser. The Adviser is responsible for managing the Fund's overall investment program, including allocating the Fund's investments among the different asset classes and managing the Fund's investments in global high income debt securities and floating rate loans. The Adviser is a wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The Adviser is part of the global asset management group providing investment management and financial services to mutual funds and other clients. As of March 31, 2007, assets under management by the Adviser and its
affiliates were approximately $[     ] billion worldwide, including over
$[     ] billion in assets under management by the Adviser.



       The Adviser has engaged Montpelier Capital Advisors, Ltd. to act as the Fund's investment subadviser with respect to the Fund's investments in event-linked bonds. The Subadviser also assists the Adviser in the evaluation of the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets. Although the Subadviser is newly organized and has not previously served as an investment adviser or subadviser to a registered investment company, the Subadviser's management team has substantial experience evaluating and monitoring event-linked instruments at its parent company, Montpelier Re Holdings, Ltd., a leading provider of global property and casualty reinsurance and insurance products. When analyzing the Fund's potential investments in event-linked bonds, the Subadviser's management team intends to utilize the same tools and skills for evaluating event-linked bonds that it has been using for years in connection with underwriting insurance and reinsurance policies. As of March 31, 2007, Montpelier Re Holdings, Ltd.'s total assets were approximately $3.9 billion.



       Leverage. The Fund may use leverage through borrowing and/or the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately
33 1/3% of the Fund's managed assets (as defined herein) immediately after such issuance. In the future, the degree of leverage used by the Fund may increase or decrease from time to time due to a change in the Fund's net assets as a result of fluctuations in the value of the Fund's investments or because the Fund issues or retires preferred shares or borrowings. The Fund anticipates issuing preferred shares within three months of the completion of this offering. The Fund may also borrow or issue debt securities for leveraging purposes up to the limitation permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). By using leverage, the Fund will seek to obtain a higher return for the holders of its common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks involved. The fees and expenses attributed to leverage, including all offering expenses and any increase in the management fees, will be borne by holders of common shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. See "Leverage."

       THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


       You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. A Statement of Additional Information,
dated            , 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the Statement of Additional Information on page [ ] of this Prospectus. You may request a free copy of the Statement of Additional Information, annual reports and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 225-6292 (toll-free), writing to the Fund or from the Fund's website (http://www.pioneerinvestments.com). The information contained in, or that can be accessed through, the Fund's website is not part of this Prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).





       You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since the date of this Prospectus.





       Until           , 2007 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to each dealer's obligation to deliver a Prospectus when acting as underwriter and with respect to its unsold allotments or subscriptions.

                                TABLE OF CONTENTS







Prospectus summary.....................................................    5
Summary of Fund expenses...............................................   29
The Fund...............................................................   31
Use of proceeds........................................................   31
Investment objectives and principal investment strategies..............   31
Portfolio contents.....................................................   33
Leverage...............................................................   48
Risk factors...........................................................   52
Management of the Fund.................................................   63
Dividends and distributions............................................   66
Automatic dividend reinvestment plan...................................   68
Closed-end fund structure..............................................   69
Possible conversion to open-end status.................................   70
Federal income tax matters.............................................   70
Net asset value........................................................   73
Description of shares..................................................   75
Certain provisions of the Agreement and Declaration of Trust and By-
  Laws.................................................................   77
Underwriting...........................................................   79
Administrator, custodian, transfer agent, registrar, dividend
  disbursing agent, and shareholder servicing agent....................   80
Validity of common shares..............................................   81
Table of contents for the Statement of Additional Information..........   82

                               PROSPECTUS SUMMARY


       This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares, especially the information set forth under the heading "Risk factors." You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.



THE FUND................  Pioneer Diversified High Income Trust (the "Fund") is
                          a newly organized, diversified, closed-end management investment company. See "The Fund."



THE OFFERING............  The Fund is offering            common shares of
                          beneficial interest, no par value, at an initial
                          offering price of $25.00 per share. The common shares
                          are being offered by a group of underwriters (the
                          "Underwriters") led by UBS Securities LLC. The common
                          shares of beneficial interest are called "common
                          shares" in the rest of this Prospectus. You must
                          purchase at least [          ] common shares
                          ($[     ]) to participate in this offering. Investors
                          will be required to pay a sales load of 4.50% of the
                          initial offering price, which will reduce the initial
                          amount invested. The Fund has granted to the
                          underwriters the option to purchase up to an
                          additional           common shares at the public
                          offering price, less the sales load, within 45 days
                          from the date of this Prospectus to cover orders in
                          excess of           common shares, if any. The Fund
                          will pay up to $0.05 per share for the Fund's offering expenses. Consequently, giving effect to the sales load and assuming offering expenses of $0.05 per share, the initial net asset value of the common shares would be $23.825 immediately after their issuance. Pioneer Investment Management, Inc., the
                          Fund's investment adviser (the "Adviser"), has agreed to pay all of the Fund's organizational expenses and pay the amount by which the aggregate offering expenses (other than the sales load) with respect to the common shares offering exceed $0.05 per share. See
                          "Underwriting."



INVESTMENT OBJECTIVES
  AND PRINCIPAL
  INVESTMENT
  STRATEGIES...........   Investment Objectives.  The Fund's primary investment
                          objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary investment objective. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment
                          Company Act of 1940, as amended (the "1940 Act")) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.



                          Principal Investment Strategies. The Fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high yield debt securities"), (ii) floating rate loans and (iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.



                          The Adviser believes that this actively managed, diversified portfolio of asset classes -- global high yield debt securities, floating rate loans and event-linked bonds -- may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of catastophe bonds to the diversifed portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the Fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them. The Fund's investments nevertheless involve significant risks since the Fund invests at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks, as discussed below. For a complete discussion on the risks related to the Fund's investments, please refer to the "Prospectus summary -- Risk factors" and "Risk factors.''



                          Pioneer Investment Management, Inc. is the Fund's investment adviser. The Adviser is responsible for managing the Fund's overall investment program, including allocating the Fund's investments among the different asset classes and managing the Fund's investments in global high income debt securities and floating rate loans. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund's investment objectives. The Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The Adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the Fund's investment objectives. The Adviser makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.



                          The Adviser has engaged Montpelier Capital Advisors, Ltd. to act as the Fund's investment subadviser with respect to the Fund's investments in event-linked bonds. The Subadviser also assists the Adviser in the evaluation of the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets. Although the Subadviser is newly organized and has not previously served as an investment adviser or subadviser to a registered investment company, the Subadviser's management team has substantial experience evaluating and monitoring event-linked instruments at its parent company, Montpelier Re Holdings, Ltd., a leading provider of global property and casualty reinsurance and insurance products. When analyzing the Fund's potential investments in event-linked bonds, the Subadviser's management team intends to utilize the same tools and skills for evaluating event-linked bonds that it has been using for years in connection with underwriting insurance and reinsurance policies.



                          Credit Management. The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade or are unrated but determined by the Adviser or Subadviser, as applicable, to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio. The Adviser and/or Subadviser, as applicable, monitor the credit quality and price of the securities and other instruments held by the Fund. See "Portfolio contents -- Securities and event-linked bond ratings" and "Risk factors -- Credit risk and junk bond risk."



                          Although the Adviser and Subadviser consider ratings when making investment decisions, each performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular obligation, whether rated or unrated, the Adviser and Subadviser generally give equal weight to the obligation's yield and the issuer's creditworthiness and will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.





                          Event-Linked Bond Management. The Subadviser is responsible for assisting the Adviser in the evaluation the Fund's investments in event-linked bonds. The Subadviser utilizes qualitative and proprietary quantitative research to screen the potential universe of investments in event-linked bonds. The Subadviser next utilizes multiple models to calculate the probability of an expected loss to be incurred by an individual pre-defined trigger event. The Subadviser seeks to minimize the Fund's overall exposure to event-linked bonds by allocating the Fund's investments among different issuers, geographic regions and types of pre-defined trigger events.





                          Event-linked bonds are typically rated by at least one nationally recognized rating agency, primarily Standard & Poor's Ratings Group ("S&P"), Fitch Ratings, Ltd. ("Fitch") and/or A.M. Best Company, Inc. ("A.M. Best"). Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by S&P (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB." The Subadviser anticipates that the Fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the Fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and model used to calculate the probability of the trigger event. There currently are three primary independent catastrophe-modeling firms (EQECAT, Inc., AIR Worldwide Corp and Risk Management Solutions, Inc.), which utilize different methodologies to evaluate the probability of various types of pre-defined trigger events. For event-linked bonds with a "BB" rating, the average expected loss probability is approximately 1% (i.e., loss occurrence once every 100 years). See "Portfolio contents -- Securities and event-linked bond ratings" for more detailed discussion on event-linked bond ratings.





PORTFOLIO CONTENTS......  Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody's or BB and below by S&P), or if unrated, are determined by the Adviser or Subadviser, as applicable, to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. With respect to event-linked bonds, the rating reflects the probability that a pre-defined trigger event will occur, rather than the bond's credit rating. The rating also assesses the model used to calculate the probability of the trigger event.



                          The Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks.



                          The Fund does not have a policy of maintaining a specific average credit quality or a dollar weighted average maturity target or range for its portfolio. The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

                          Global High Income Debt Securities. The Fund's investments in global high yield debt securities may include below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Fund's investments in global high yield debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund's investments in global high yield debt securities may have a broad range of maturities and may include securities denominated in foreign currencies.



                          Floating Rate Loans. The Fund will invest a portion of its assets in floating rate loans. Floating rate loans are made by banks and other financial institutions to corporations, partnerships and other business entities that operated in various industries and geographical regions, including non-U.S. borrowers. The rates of interest on the loans adjust or "float" periodically by reference to a base lending rate, such as the London Interbank Offer Rate ("LIBOR"), the prime rate offered by one or more major U.S. banks (Prime Rate), or the overnight federal funds rate, plus a premium. LIBOR loans reset on set dates, typically every 30 to 90 days, but not exceeding one year. Prime Rates and federal funds rate loans reset periodically when the underlying rate resets. For purposes of the Fund's investment policies, the Fund considers "floating rate" and "adjustable rate" to be the same."



                          Floating rate loans typically are rated below investment grade. The Fund may invest in floating rate loans and other debt securities of any credit quality, including below investment grade obligations, or obligations that are unrated but are determined by the Adviser to be of equivalent credit quality. The Fund may invest a portion of its assets in securities of issuers that are in default or that are in bankruptcy. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio. In most instances, the Fund's investments in floating rate loans will hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, such as the Fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.


                          Floating rate loans are typically structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the Fund is a direct investor in the loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or sole originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely on an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations.




                          Event-Linked Bonds. The Fund anticipates an initial allocation to event-linked bonds of less than 25% of the Fund's total assets, although the actual allocation of the Fund's investments will be subject to market conditions at the time the Fund commences investment operations. In the future, the Adviser and Subadviser may modify this allocation in response to market conditions and the development of event-linked bonds as a sector of the fixed income securities markets, but at no time will the Fund allocate greater than 35% of its total assets in event-linked bonds.





                          Event-linked bonds are a relatively new type of investment that were first developed in the early-1990s and designed to assist property-casualty insurance companies and reinsurers manage their exposure to natural disasters, such as earthquakes, hurricanes, typhoons and tornados, by transferring their risks to the capital markets. Although the overall market for event-linked bonds is less developed and may be more thinly traded than that of other types of debt securities, the overall market for event-linked bonds has increased over the past decade. According to a recent study, this market totaled approximately $4.69 billion in issuances during 2006, which represents an increase of 136% since 2005 and 311% since 2004.



                          Event-linked bonds consist of a fixed insurance premium and a floating rate of interest. The rates of interest on the bonds adjust or "float" periodically by reference to a base lending rate, such as LIBOR. In 2006, event-linked bonds had an average scheduled maturity of three years, although maturities can be less than or greater than three years. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Typically, an insurance or reinsurance company sponsors the establishment of a non-U.S. offshore reinsurance special purpose vehicle ("SPV"). The insurance company agrees to pay a future stream of premiums to the SPV in return for a reinsurance contract to cover an identified portfolio of its catastrophe exposure. The SPV issues the event-linked bonds to qualified institutional buyers who receive interest payments. This interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond. The SPV's obligation to pay accrued but unpaid interest and/or repay principal of an event-linked bond is reduced or eliminated, depending on the specific circumstances, in the event the SPV would be required to make payments upon a trigger event, as described below. At the same time as the issuance of the event-linked bonds, the SPV invests the proceeds of the issuance in high- grade securities. The premiums paid by the insurance company, along with the interest on the high-grade debt securities, are directly paid to the event-linked bondholders in the form of interest payments.



                          Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event causes losses exceeding a specific amount or magnitude in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in the bond. If no trigger event occurs, the Fund is entitled to recover its principal plus accrued interest.



                          The Fund's investments in event-linked bonds may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds linked to natural risks represent the largest portion of the Fund's event-linked bond investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked bonds linked to weather risks provide insurance to companies whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.



                          The Fund may invest in other types of event-linked bonds where the trigger event or magnitude of losses may be based on company-wide losses ("indemnity triggers"), index-based losses ("index triggers") or a combination of triggers ("hybrid triggers")



                          - Indemnity Triggers. Indemnity triggers are based on company-wide losses. The trigger event would be considered to have occurred only if a company's losses on catastrophic insurance claims exceeded a certain aggregate amount of insured claims. If the company's losses were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the Fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, event-linked bond investors are dependent upon the company's ability to settle catastrophe claims in a manner that would not be disadvantageous to investors' interests.



                          - Index Triggers. Index triggers follow one of three broad approaches: parametric, industry-loss and modeled-loss, and a combination thereof, which is discussed below as "hybrid triggers." Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company's insurance claims-handling practices and potential information barriers. However, index triggers generally pose a higher risk on event-linked bond investors than indemnity triggers, and investors are dependent upon the accuracy of the models and reporting services used to calculate the formulas.



                               - Parametric. Parametric trigger indices are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed and location of a hurricane or magnitude and location of an earthquake).



                               -    Industry-Loss.  Industry loss trigger
                                    indices are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.



                               - Modeled-Loss. Modeled-loss trigger indices are based upon a catastrophe-modeling firm's database estimate of an industry loss, or a company's losses compared to a modeling firm's industry estimate of losses.



                          - Hybrid Triggers. Hybrid triggers involve more than one trigger type in a single transaction or tranche of an event-linked bond. For example, a hybrid trigger could involve the occurrence of both a U.S. hurricane and a Japanese earthquake with a different kind of index trigger for each. Another example of a hybrid trigger involves different trigger types occurring in a particular sequence. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company's overall market share, and then applied to the industry loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.



                          Other Fixed Income Investments. The Fund's investments also may include investment grade fixed income securities and money market instruments, such as commercial paper. The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody's or D by S&P). Debt securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. The Fund may have to pursue legal remedies, which may be expensive and the results of which are uncertain. This may increase operating expenses and adversely affect net asset value. The credit quality of most securities held by the Fund reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest or principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the Fund's ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Fund may have difficulties determining the fair market value of such securities. Because of the greater number of investment considerations involved in investing in high yield, high risk floating rate loans and bonds, the achievement of the Fund's objectives depends more on the Adviser's judgment and analytical abilities than would be the case if invested primarily in securities in the higher ratings categories.




                          Temporary Defensive Investments. Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.



STRATEGIC TRANSACTIONS..  The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, to facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



                          The Fund may take advantage of opportunities in swaps, options and futures contracts and any other derivative instruments that presently are not contemplated by the Fund or currently are not available in the market, but which may be developed in the future, including instruments that provide for event-linked exposure, to the extent such investments are consistent with the Fund's investment objectives. The Fund is not limited in the amount of assets it may invest in these or other types of derivative investments.

USE OF LEVERAGE BY THE
  FUND.................   The Fund may use leverage through borrowing and/or the
                          issuance of preferred shares. The Fund currently
                          anticipates issuing preferred shares with an aggregate
                          liquidation preference of approximately 33 1/3% of the
                          Fund's managed assets immediately after such issuance.
                          In the future, the degree of leverage used by the Fund
                          may increase or decrease from time to time either due
                          to a change in the Fund's net assets as a result of
                          fluctuations in the value of the Fund's investments or
                          because the Fund issues or retires preferred shares or
                          borrowings. The Fund is also authorized to borrow or
                          issue debt securities for leveraging purposes up to
                          the amount permitted under the 1940 Act. Under the
                          1940 Act, the Fund is not permitted to issue preferred
                          shares unless immediately after such issuance the net
                          value of the Fund's portfolio is at least 200% of the
                          liquidation preference of the outstanding preferred
                          shares (that is, the liquidation preference may not
                          exceed 50% of the Fund's total assets less the Fund's
                          liabilities and indebtedness). Under the 1940 Act, the
                          Fund is not permitted to incur indebtedness unless
                          immediately after such borrowing the Fund has asset
                          coverage of at least 300% of the aggregate outstanding
                          principal balance of indebtedness. The fees and
                          expenses attributed to leverage, including all
                          offering expenses and any increase in the management
                          fees, will be borne by holders of common shares.
                          Assuming the Fund issues 20,000,000 common shares and
                          preferred shares in an amount equal to 33 1/3% of the
                          Fund's managed assets (after their issuance), these
                          offering costs are estimated to be approximately
                          $[     ] or $[     ] per common share.


                          The Fund may not be leveraged at all times, and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser's outlook for interest rates and credit markets and the costs that the Fund would incur as a result of such leverage. The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such leverage decreases while the Fund's obligations remain fixed or increase with a rise in prevailing interest rates, greater volatility in the Fund's net asset value and the market price of and dividends on the Fund's common shares and higher expenses. Since the Adviser's fee is based on a percentage of the Fund's managed assets (including assets attributable to its preferred shares), its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return earned on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of holders of the common shares. The Adviser intends to leverage the Fund only when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage.

SPECIAL RISK
  CONSIDERATIONS.......   The following is a summary of the principal risks of
                          investing in the Fund. You should read the fuller discussion in this Prospectus under "Risk factors" on page [ ].



                          General. The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor's existing diversified portfolio of investments. Because the Fund invests predominantly in event-linked bonds, floating rate loans and global high yield debt securities, an investment in the Fund's common shares may be speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.


                          No Operating History. The Fund is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.


                          Subadviser Risk. The Subadviser is newly formed investment adviser registered with the Securities and Exchange Commission and has no prior history of acting as an investment adviser or subadviser to a registered investment company.



                          Market Discount Risk. Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund will be reduced following the offering by the sales load and the amount of offering expenses paid by the Fund.



                          Concentration Risk. The Fund intends to invest at least 25% of its managed assets in securities and other instruments issued or structured by companies in the financial services group of industries, such as banks, broker-dealers and insurance and reinsurance companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affected companies in these industries. These industries may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.



                          Interest Rate Risk. The Fund's net asset value will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. This risk may be greater for securities with longer maturities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.




                          The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument's interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument's interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.





                          Credit Risk and Junk Bond Risk. Credit risk is the risk that an issuer of a security in which the Fund invests will become unable to meet its obligation to make interest and principal payments. The Fund may invest all or a substantial portion of its assets in global high yield debt securities, floating rate loans, event-linked bonds and other debt securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, or unrated securities determined by the Adviser or Subadviser to be of comparable credit quality. Investment in debt securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for fixed income securities of below investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:





                          - increased price sensitivity to changing interest rates and to a deteriorating economic environment;



                          - greater risk of loss due to default or declining credit quality;



                          - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and



                          - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.



                          Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.



                          Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.



                          Floating Rate Loan Risk. The risks associated with floating rate loans are similar to the risks of junk bonds, although floating rate loans are typically senior and secured in contrast to below investment grade debt securities, commonly referred to as "junk bonds," which are often subordinated and unsecured. See "Risk factors -- Credit risk and junk bond risk."


                          The Fund's investments in floating rate loans typically are rated below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan's value. Economic and other events, whether real or perceived, can reduce the demand for certain floating rate loans or floating rate loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.




                          Floating rate loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument's interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument's interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain floating rate loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded floating rate loans.



                          Floating rate loans and other corporate debt obligations are subject to the risk of non-payment of scheduled installments of interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing an obligation would satisfy a borrower's obligation in the event of non-payment of scheduled installments of interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an obligation. To the extent that an obligation is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary's assets before the lenders to the holding company would receive any amount on account of the holding company's interest in the subsidiary. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate floating rate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating floating rate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could result in a loss to the Fund negatively affecting the Fund's performance. With respect to the Fund's investments in non-U.S. floating rate investments, the Fund's access to collateral may be limited by non-U.S. bankruptcy or other insolvency laws, which laws may be less developed and more cumbersome than U.S. bankruptcy laws.


                          Many loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of floating rate loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of floating rate loans held by the Fund may be rated below investment grade by independent rating agencies. In the event floating rate loans are not rated, they are likely to be of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody's or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. See "Special Risk Considerations -- Credit Risk and Junk Bond Risk." Because floating rate loans are senior to subordinated creditors and stockholders in a borrower's capital structure and are often secured by specific collateral, the Adviser believes, based on its experience, that floating rate loans have more favorable loss recovery rates as compared to most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Adviser's prior experience or that the floating rate loans will achieve any specific loan recovery rate.


                          No active trading market may exist for many floating rate loans, and some floating rate loans may be subject to restrictions on resale. Any secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Fund to realize full value on the disposition of an illiquid floating rate loan and cause a material decline in the Fund's net asset value.


                          Investing in floating rate loans involves investment risk. Some borrowers default on their floating rate loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers.


                          Event-Linked Bond Risk. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.





                          For some event-linked bonds, the trigger event or magnitude of losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific loss amount or magnitude in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in the bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. Because event-linked bond issuers currently are structured so as to be bankruptcy remote SPVs, it is unlikely that the Fund could lose its entire investment in an event-linked bond if the applicable trigger event never occurs. However, there can be no assurance that event-linked bonds in which the Fund may invest in the future will be structured in a similar manner or that a court would uphold the intended bankruptcy remote characterization of the structure. If an event-linked bond that is issued in the future is structured in a different manner, if may be possible that the Fund would lose its entire investment in an event-linked bond even though the applicable trigger event never occurs.





                          Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. The typical duration of mandatory and optional extensions of maturity for event-linked bonds currently is between three to six months, but maturity may be extended for a period of up to two years. In rare circumstances, the extension may exceed two years. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the "rating" or likelihood of a trigger event. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. See "Liquidity risk" below.





                          Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds. In evaluating the rating of the bond and the creditworthiness of the issuer, the Subadviser will consider, and may rely in part, on analyses performed by others.





                          Liquidity Risk. Some global high yield debt securities, floating rate loans, event-linked bonds and other debt obligations are not readily marketable and may be subject to restrictions on resale. Floating rate loans and event-linked bonds generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist. Where a secondary market exists, such market for some floating rate loans and event-linked bonds may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund's investments in illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable, are subject to restrictions on resale, or are illiquid. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Most global high yield debt securities, floating rate loans and event-linked bonds are valued by an independent pricing service that uses market quotations of investors and traders in these securities. In other cases, these investments are valued at their fair value in accordance with procedures approved by the Board of Trustees.


                          Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.


                          Reinvestment Risk. Income from the Fund's portfolio will decline if the Fund invests the proceeds of repayment or sale of floating rate loans or other obligations into lower yielding instruments or floating rate loans with a lower spread over the base lending rate. A decline in income could affect the common shares' distribution rate and their overall return.



                          Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates on preferred shares issued by the Fund or interest rates on borrowings by the Fund would likely increase, which would tend to further reduce returns to common shareholders.



                          Special Risks Related to Preferred Securities. There are special risks associated with the Fund's investments in preferred securities.



                          - Limited Voting Rights. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.



                          - Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities after a specified date.



                          - Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.

                          - Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.



                          -    Liquidity.  Preferred securities may be
                               substantially less liquid than many other securities, such as common stocks or U.S. government securities.


                          Foreign Securities Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

                          - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.


                          - Many non-U.S. markets are smaller, less liquid, more volatile and may be subject to a heightened level of inflation and default risk relative to U.S. issuers. In a changing market, the Adviser or Subadviser, as applicable, may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.


                          - Currency exchange rates or controls may adversely affect the value of the Fund's investments.

                          - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

                          - Withholdings and other non-U.S. taxes may decrease the Fund's return.

                          Currency Risk. A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.




                          Sovereign Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.



                          Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions or sponsor event-linked instruments, the availability of these types of instruments for investment may be adversely affected. In addition, such legislation could depress the market value of these instruments.





                          Derivatives Risk. Even a small investment in derivatives can have a significant positive or negative impact on the Fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party that entered into the derivative contract defaults on its obligation. Certain derivatives, such as over-the-counter options, may be less liquid and more difficult to value than exchange traded options and futures.





                          Leverage Risk. The Fund may use leverage through borrowing and/or the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets after such issuance. There can be no assurance that a leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks that may adversely affect the return for the holders of common shares, including:





                          - the likelihood of greater volatility of net asset value and market price of and distributions on and dividends on the Fund's common shares;



                          - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;


                          - increased operating costs, which are borne entirely by the Fund's common shares and which may reduce the total return on the Fund's common shares; and

                          - the potential for a decline in the value of an investment acquired with leverage, while the Fund's obligations as a result of such leverage remain fixed.

                          To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund's assets decline in value, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.


                          Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations, which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Fund may pledge up to 33 1/3% of its managed assets in connection with certain types of borrowing.


                          Risk of Conflicting Interests of Holders of Common and Preferred Shares. Although the Fund's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. The preferred shares will be entitled to that dividend, and no more, regardless of the income of the Fund. The holders of the common shares will bear all of the expenses of the Fund, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Fund is expected to agree to certain limitations on its investments and activities, including the requirement to maintain certain coverage ratios of the liquidation preference on the preferred shares to a discounted value of the Fund's assets, diversification requirements and limitations on the use of certain investment instruments. These limitations are intended to protect the interests of the holders of the preferred shares and not the holders of the common shares. If the Fund does not comply with these limitations, the Fund would be required to redeem some or all of the preferred shares at par before any dividend or other payment is made to the holders of the common shares. In addition, the Fund will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Fund is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and, if the Fund has defaulted on its obligations on the preferred shares and such default has continued for a period of two or more years, to elect a majority of the Board of Trustees. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Fund to an open-end investment company, which may prevent the common shareholders from controlling the Fund as to such matters even though the common shares represent a majority of the economic interests in the Fund.


                          Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, below investment grade securities tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of the Fund's investments than on higher rated fixed income securities.

                          Anti-Takeover Provisions Risk. The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.


INVESTMENT ADVISER......  Pioneer Investment Management, Inc. is the Fund's
                          investment adviser. With respect to investments of the Fund other than event-linked bonds, the Adviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objectives and principal investment strategies. The Adviser also is responsible for allocating the Fund's investments among the different asset classes. The Adviser has engaged Montpelier Capital Advisors, Ltd. to act as investment subadviser to the Fund with respect to the portion of the Fund's portfolio invested in event-linked bonds. The Subadviser selects and monitors the Fund's event-linked bond investments and also assists the Adviser in the evaluations of the relative value of investment in event-linked bonds, compared to other sectors of the fixed income securities market.



                          The Adviser or its predecessors have been managing investment companies since 1928. The Adviser is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the leading banking groups in Italy. As of March 31, 2007, assets under management by the Adviser and its affiliates were
                          approximately $[     ] billion worldwide, including
                          over $[     ] billion in assets under management by
                          the Adviser. The Adviser supervises the Subadviser's event-linked bond investments on behalf of the Fund, supervises the Fund's overall compliance program and provides for the general management of the business affairs of the Fund.




                          The Subadviser, based in Bermuda, is a newly organized investment adviser registered with the Securities and Exchange Commission. Although the Subadviser is newly organized and has not previously served as investment adviser or subadviser to a registered investment company, the Subadviser's management team has substantial experience evaluating and monitoring event event-linked instruments at its parent company, Montpelier Re Holdings, Ltd., a leading provider of global property and casualty reinsurance and insurance products. As of March 31, 2007, Montpelier Re Holdings, Ltd.'s total assets were approximately $3.9 billion.



                          The Fund pays the Adviser a fee for its investment advisory services equal on an annual basis to 0.85% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through
                          (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The liquidation preference on any preferred shares is not a liability. The fee is accrued daily and payable monthly. Because the Adviser's fee is based upon managed assets, the Adviser may have an incentive to leverage the Fund, including through the issuance of preferred shares.





                          The Adviser, and not the Fund, will pay a portion of the fees it receives from the Fund to the Subadviser in return for the Subadviser's services. See "Management of the Fund." The Adviser (and not the
                          Fund) has agreed to provide certain additional compensation to the underwriters. See "Underwriting."



LISTING.................  The Fund's common shares are anticipated to be approved for listing on the American Stock Exchange under the trading or "ticker" symbol "HNW," subject to official notice of issuance.



ADMINISTRATOR,
  CUSTODIAN, TRANSFER
  AGENT, REGISTRAR,
  DIVIDEND DISBURSING
  AGENT AND SHAREHOLDER
  SERVICING AGENT......   Pioneer Investment Management, Inc. serves as the
                          Fund's administrator and has appointed Princeton
                          Administrators, LLC to serve as the Fund's sub-administrator. Brown Brothers Harriman & Co. will serve as the Fund's custodian. Pioneer Investment
                          Management

                          Shareholder Services, Inc. will serve as the Fund's transfer agent, registrar and dividend disbursing agent. American Stock Transfer & Trust Company will serve as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent. UBS Securities LLC will serve as the Fund's shareholder servicing agent.



MARKET PRICE OF COMMON
  SHARES...............   Common shares of closed-end investment companies
                          frequently trade at prices lower than their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of the Fund's investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether the common shares will trade at, above or below net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See "Use of proceeds." In addition to the net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's use of leverage, portfolio credit quality, liquidity, market supply and demand, dividends paid by the Fund (which are in turn affected by expenses), factors affecting the market for interest rates and credit markets, call protection for portfolio securities and interest rate movements. See
                          "Leverage," "Risk factors" and "Description of shares." The Fund's common shares are designed primarily for long-term investors. You should not purchase common shares if you intend to sell them shortly after purchase.



DISTRIBUTIONS...........  The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and realized net capital gains, if any, at least annually. The Fund expects that it will announce its initial dividend approximately 45 days and commence paying dividends within 60 to 90 days of the date of this Prospectus. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Fund's common shares. The amount of each monthly distribution will vary depending on a number of factors, including dividends payable on the Fund's preferred shares or other costs of financial leverage. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund's dividend policy could change.


                          For federal income tax purposes, dividends from the Fund's net investment income and distributions of its net realized short-term capital gains generally will be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Since the Fund's income is derived primarily from interest, dividends of the Fund from its net investment income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. You should consult a tax adviser about state, local and foreign taxes on your distributions from the Fund.


                          Dividends and capital gain distributions generally are reinvested in additional common shares of the Fund under the Fund's automatic dividend reinvestment plan. However, an investor can choose not to participate in the plan and instead to receive all distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See "Dividends and distributions," "Automatic dividend reinvestment plan" and "Federal income tax matters."

                            SUMMARY OF FUND EXPENSES


       The following table shows Fund expenses as a percentage of net assets attributable to the common shares. Expenses and fees borne by the Fund are indirectly borne by the holders of common shares. The table assumes the Fund issues preferred shares as a means of employing leverage in an amount equal to 33 1/3% of the Fund's managed assets (after their issuance) and issues approximately 20,000,000 common shares. If the Fund issues fewer common shares, then, all other things being equal, the Fund's expenses as a percentage of net assets attributable to common shares would increase. If the Fund leverages through borrowing, it would incur interest expenses. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include, but are not limited to, custodial and transfer agency fees, legal and accounting expenses and listing fees.





SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)...............  4.50%
  Estimated offering expenses borne by common shareholders (as a percentage of offering price)...........................  0.20%(1)
  Dividend reinvestment plan fees..............................  None(2)
  Preferred shares offering expenses (paid by the common
     shareholders).............................................  0.54%(3)






                                                     AS A PERCENTAGE OF NET ASSETS
                                                         ATTRIBUTABLE TO COMMON
                                                     SHARES, ASSUMING THE ISSUANCE
                                                         OF PREFERRED SHARES(7)
                                                     -----------------------------


ANNUAL EXPENSES
  Advisory fee.....................................                1.27%(4)(8)
  Other expenses...................................             [     ]%(1)(3)
  Total annual expenses............................             [     ]%(1)(5)(6)(8)



--------


   (1) Offering costs borne by the holders of the common shares will result in a reduction of the net assets of the Fund. The offering expenses of this offering are estimated to be approximately $1,000,000 or $0.05 per common share. The Adviser has agreed to pay all, and will not be reimbursed for any, organizational expenses. The Adviser has agreed to pay all offering costs (other than sales load) that exceed $0.05 per common share. Estimated offering costs of the common share offering to be paid by the holders of the common shares are not included in the expenses shown in "Other expenses" or "Total annual expenses." Other expenses do not reflect the effect of any expense offset arrangements.


   (2) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.


   (3) The Fund currently intends to issue preferred shares and does not currently intend to incur borrowing for leveraging purposes during its first year of operations other than for temporary purposes, such as the settlement of transactions. If the Fund offers preferred shares, costs of that offering, estimated to be 1.10% of the total dollar amount of the Fund's preferred shares offering (including the sales load paid to the underwriters for the preferred shares offering) will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. Assuming the Fund issues 20,000,000 common shares and preferred shares in an amount equal to 33 1/3% of the Fund's managed assets (after their issuance), these offering costs are estimated to be approximately $2,682,600 or $0.134 per common share. These offering costs are not included among the expenses shown in the annual expense table. Estimated ongoing expenses of servicing the preferred shares (such as fees paid to the auction agent, transfer agent and broker dealers) are included in "Other expenses."



   (4) The advisory fee is based upon the Fund's managed assets, which includes the assets attributable to both the common and preferred shareholders. The table reflects the advisory fee as a percentage of net assets attributable to common shareholders. Common shareholders bear all of the advisory fee.

       Consequently, when the Fund is leveraged (i.e., issues preferred shares or incurs borrowing, if any), the advisory fee stated as a percentage of net assets attributable to common shareholders is higher than when the Fund is not leveraged and increases as the amount of leverage increases. See footnote (7).



   (5) The Fund's net annual expenses as a percentage of net assets attributable
       to common shares are estimated to be [     ]% of average daily net assets
       whether or not the underwriters' over-allotment option is exercised. The issuance of preferred shares will increase the advisory fee and may create conflicts of interest between the Adviser and the Fund. See "Leverage."



   (6) The annual dividend payments on the preferred shares will vary with the prevailing level of interest rates. Assuming the Fund issues preferred shares with an aggregate liquidation preference of $238,250,000 million and dividends are paid on the preferred shares at an annual rate of 5.25% then the annual dividend on the preferred shares would be $12,150,750. There can be no assurance that the dividend rate on the preferred shares on an annualized basis will not exceed 5.25% or that the aggregate dollar amount of dividends payable to the holders of preferred shares will not differ significantly from the above amount. Dividend payments are not characterized as an expense of the Fund and, therefore, are not included in the expenses in "Other expenses" or "Total annual expenses."



   (7) The table presented below in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to the common shares but, unlike the table above, assumes that no preferred shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of preferred shares. In accordance with these assumptions, the Fund's expenses would be estimated as follows:




                                                     AS A PERCENTAGE OF NET ASSETS
                                                    ATTRIBUTABLE TO COMMON SHARES,
                                                     ASSUMING PREFERRED SHARES ARE
                                                       NOT ISSUED OR OUTSTANDING
                                                    ------------------------------


ANNUAL EXPENSES
  Advisory fee....................................               0.85%(4)(8)
  Other expenses..................................               0.09%
  Total annual expenses...........................               0.94%(8)




   (8) The Adviser has agreed for the first three years of the Fund's investment operations to waive a portion of the Fund's advisory fee in an amount equal to 0.15% of the Fund's managed assets in year 1, 0.10% of the Fund's managed assets in year 2, and 0.05% of the Fund's managed assets in year 3. This is a contractual limit and may not be terminated by the Adviser for three years. There can be no assurance that it will be continued after that time. This waiver is not reflected in the table of Annual Expenses or in the Example.



       The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the common shares. As of the date of this Prospectus, the Fund has not commenced operations. The amounts set forth in the tables are based on estimates for the current fiscal year, assuming no exercise of the over-allotment option granted to the underwriters.

EXAMPLE


       As required by the relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45.00, estimated offering expenses of this offering of $2.00 and the
estimated offering costs of issuing preferred shares of $[     ]) assuming the
Fund issues preferred shares representing 33 1/3% of the Fund's managed assets after their issuance) that you would pay on a $1,000 investment in common
shares, assuming (1) total annual expenses of [     ]% of net assets
attributable to common shares and (2) a 5% annual return*:



                                            1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                           --------   --------   --------   --------


Total expenses incurred..................  $[     ]   $[     ]   $[     ]   $[     ]


--------

   * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

       Pioneer Diversified High Income Trust is a newly organized, diversified, closed-end management investment company. The Fund was organized under the laws of the State of Delaware on January 30, 2007, and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.

                                 USE OF PROCEEDS


       The net proceeds of this offering will be approximately $      (or
approximately $      assuming the underwriters exercise the over-allotment
option in full) after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and principal investment strategies as stated below. However, investments that, in the judgment of the Adviser or Subadviser, are appropriate investments for the Fund may not be immediately available. Therefore, there will be an initial investment period of approximately four months following the completion of this offering before the Fund is required to be invested in accordance with its principal investment strategies. During such period, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment objectives and principal investment strategies."


            INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

       The Fund's primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary investment objective. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES


       The Fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high income debt securities"),
(ii) floating rate loans and (iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.



       The Adviser believes that this actively managed, diversified portfolio of asset classes -- global high yield debt securities, floating rate loans and event-linked bonds -- may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of catastophe bonds to the diversifed portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the Fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them. The Fund's investments nevertheless involve significant risks since the Fund invests at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks, as discussed below. For a complete discussion on the risks related to the Fund's investments, see "Risk factors."





       Pioneer Investment Management, Inc. is the Fund's investment adviser. The Adviser is responsible for managing the Fund's overall investment program, including allocating the Fund's investments among the different asset classes and managing the Fund's investments in global high income debt securities and floating rate loans. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund's investment objectives. The Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The Adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the Fund's investment objectives. The Adviser makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.



       The Adviser has engaged Montpelier Capital Advisors, Ltd. to act as the Fund's investment subadviser with respect to the Fund's investments in event-linked bonds. The Subadviser also assists the Adviser in the evaluation of the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets. Although the Subadviser is newly organized and has not previously served as an investment adviser or subadviser to an investment company, the Subadviser's management team has substantial experience evaluating and monitoring event-linked instruments at its parent company, Montpelier Re Holdings, Ltd., a leading provider of global property and casualty reinsurance and insurance products. When analyzing the Fund's potential investments in event-linked bonds, the Subadviser's management team intends to utilize the same tools and skills for evaluating event-linked bonds that it has been using for years in connection with underwriting insurance and reinsurance policies.



       Credit Management. The Fund may invest in event-linked bonds, floating rate loans and other obligations of any credit quality, including those that are rated below investment grade or are unrated but determined by the Adviser or Subadviser, as applicable, to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio. The Adviser and/or

Subadviser, as applicable, monitor the credit quality and price of the securities and other instruments held by the Fund. See "Portfolio contents -- Securities and event-linked bond ratings" and "Risk factors -- Credit risk and junk bond risk."



       Although the Adviser and Subadviser consider ratings when making investment decisions, each performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular obligation, whether rated or unrated, the Adviser and Subadviser generally give equal weight to the obligation's yield and the issuer's creditworthiness and will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.





       Event-Linked Bond Management. The Subadviser is responsible for assisting the Adviser in the evaluation of the Fund's investments in event-linked bonds. The Subadviser utilizes qualitative and proprietary quantitative research to screen the potential universe of investments in event-linked bonds. The Subadviser next utilizes multiple models to calculate the probability of an expected loss to be incurred by an individual pre-defined trigger event. The Subadviser seeks to minimize the Fund's overall exposure to event-linked bonds by allocating the Fund's investments among different issuers, geographic regions, and types of pre-defined trigger events.





       Event-linked bonds are typically rated by at least one nationally recognized rating agency, primarily S&P, Fitch and/or A.M. Best. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by S&P (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB." The Subadviser anticipates that the Fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the Fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for event-linked bonds primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and the model used to calculate the probability of the trigger event. There currently are three primary independent catastrophe-modeling firms (EQECAT, Inc., AIR Worldwide Corp and Risk Management Solutions, Inc.), which utilize different methodologies to evaluate the probability of various types of pre-defined trigger events. For event-linked bonds with a "BB" rating, the average expected loss probability is approximately 1% (i.e., loss occurrence once every 100 years). See "Portfolio contents -- Securities and event-linked bond ratings" for more detailed discussion on event-linked bond ratings.



                               PORTFOLIO CONTENTS





       Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in a diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody's or BB and below by S&P), or if unrated, are determined by the Adviser or Subadviser, as applicable, to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. With respect to event-linked bonds, the rating reflects the probability that a pre-defined trigger event will occur, rather than the bond's credit rating. The rating also assesses the model used to calculate the probability of the trigger event.

       The Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks.



       The Fund does not have a policy of maintaining a specific average credit quality or a dollar-weighted average maturity target or range for its portfolio. The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.



GLOBAL HIGH YIELD DEBT SECURITIES





       The Fund's investments in global high yield debt securities may include below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Fund's investments in global high yield debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund's investments in global high yield debt securities may have a broad range of maturities and may include securities denominated in foreign currencies. The value of obligations of non-U.S. issuers is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States. See "Risk factors -- Foreign securities risks."



SECURITIES AND EVENT-LINKED BOND RATINGS



       Below investment grade securities, commonly referred to as "junk bonds," are obligations that are rated below investment grade by the national rating agencies that cover the obligation (i.e., Ba and below by Moody's or BB and below by S&P), or if unrated, are determined to be of comparable quality by the Adviser or Subadviser, as applicable. Investment in securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities. See "Risk factors -- Credit Risk and Junk Bond Risk."



       Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P).



       Event-linked bonds are typically rated by at least one nationally recognized rating agency, primarily S&P, Fitch and/or A.M. Best. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by S&P (or the equivalent rating for another rating agency). The rating for event-linked bonds reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and the model used to calculate the probability of the trigger event. There currently are three primary independent catastrophe-modeling firms (EQECAT, Inc., AIR Worldwide Corp and Risk Management Solutions, Inc.), which utilize different methodologies to evaluate the probability of various types of pre-defined trigger events. For event-linked bonds with a "BB" rating, the average annual expected loss probability is approximately 1% (i.e., loss occurrence once every 100 years).



       Given the relatively new market for event-linked bonds, the rating system for event-linked bonds is less developed than that of corporate bonds and continues to evolve as the market develops. As discussed above, rating agencies do not rely on a single factor but take into account various factors when determining the rating for an event-linked bond. The key factors that are taken into account include a bond's length of maturity, the probability of attachment (i.e., the probability of an occurrence of an event that would begin to impair the bond's principal), the probability of exhaustion of the bond's principal, whether a single or multiple events can trigger an impairment of principal, and the rating agency's confidence in the modeling firms' analysis of the probability of a trigger event. S&P, for example, currently does not publish event-linked bond ratings based on specific thresholds of expected loss probabilities. Instead, S&P assigns a rating to a natural peril catastrophe bond, for example, based on its corporate default study, which reflects 21 years of U.S. corporate note defaults. Under this methodology, S&P derives its rating on a note by taking into account first, the maturity of the note, and secondly, the probability of attachment. Where a modeling firm provides more than one view of expected loss on a portfolio of catastrophe risk, S&P will use the most conservative view in developing an opinion of the note's probability of attachment. S&P compares the note's lifetime and annual calculated probabilities of attachment with the appropriate maturities and locates in each row the first rating category whose likelihood of default exceeds the corresponding probability of attachment. The lesser of these ratings represents the maximum possible rating on the note. In addition, the bonds are subject to a maximum rating of "BB+" for a bond that can be triggered by a single, first event, "BBB+" for a second event trigger, and "A+" for a third-event trigger. If the number of natural peril catastrophe loss events are sufficiently large and independent, then S&P may assign a maximum rating of "AA." For a note to be rated "AA," S&P would expect there to be limited correlation among the modeled perils. In addition, the occurrence of any trigger event cannot result in a downgrade, based on the probability of attachment, of more than one rating category. In addition to evaluating the probability of attachment, the rating on a natural peril catastrophe bond also includes an analysis of many parties to the transaction, particularly the swap counterparty or premium payer and, for indemnified bonds, the ceding insurer. This analysis covers the strength of the agreements binding each party, the nature of any indemnification offered by these parties, and the safety of the assets in the collateral account. This analysis also covers the quality of the peril modeling and S&P's opinion of the cedent's financial strength and underwriting abilities. Generally, there have been relatively few instances where an event-linked bond's rating has been downgraded. As noted above, the occurrence of a trigger event will result in a downgrade of an event-linked bond rated by S&P of no more than one rating category. As a result of Hurricane Katrina, certain event-linked bonds were downgraded in connection with adjustments made by modeling firms in their expected loss calculations. Since the inception of the event-linked market to date, it is estimated that only one bond resulted in the loss of all its principal. There can be no assurance that either the rating agencies or the modeling firms can precisely predict the probability of any trigger event in light of the inherent unpredictability of natural catastrophes and all trigger events. Although an event-linked bond's rating is an important factor in determining market interest and value of a particular bond, the type of trigger event (e.g., the region and type of peril) and its expected loss probability are equally, if not more important, factors that affect the bond's value.



       All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently upgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage


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limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Adviser and Subadviser will use the highest rating in applying its investment policies.



FLOATING RATE LOANS


       The Fund will invest a portion of its assets in floating rate loans. Floating rate loans are made by banks and other financial institutions to corporations, partnerships and other business entities that operated in various industries and geographical regions, including non-U.S. borrowers. The rates of interest on the loans adjust or "float" periodically by reference to a base lending rate, such as LIBOR, the prime rate offered by one or more major U.S. banks (Prime Rate), or the overnight federal funds rate, plus a premium. LIBOR loans reset on set dates, typically every 30 to 90 days, but not exceeding one year. Prime Rates and federal funds rate loans reset periodically when the underlying rate resets. For purposes of the Fund's investment policies, the Fund considers "floating rate" and "adjustable rate" to be the same."



       Floating rate loans typically are rated below investment grade. The Fund may invest in floating rate loans and other debt securities of any credit quality, including below investment grade obligations, or obligations that are unrated but are determined by the Adviser to be of equivalent credit quality. The Fund may invest a portion of its assets in securities of issuers that are in default or that are in bankruptcy. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio. In most instances, the Fund's investments in floating rate loans will hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, such as the Fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases,= and, to a lesser extent, to finance internal growth and for other corporate purposes.


       Floating rate loans are typically structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the Fund is a direct investor in the loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or sole originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely on an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations.



       Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a floating rate loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate floating rate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.


       Many loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of floating rate loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of floating rate loans in the Fund may be rated below investment grade by independent rating agencies. In the event floating rate loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody's or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. See "Risk factors -- Credit risk and Junk bond risk." Because floating rate loans are senior in a borrower's capital structure and are often secured by specific collateral, the Adviser believes that floating rate loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Adviser's prior experience or that the Fund's floating rate loans will achieve any specific loss recovery rates.



       No active trading market may exist for many floating rate loans, and some floating rate loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in floating rate loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid floating rate loan, and cause a material decline in the Fund's net asset value. See "Liquidity risk."




       Use of Agents. Floating rate loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for on-going administration of a floating rate loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the floating rate loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

       Credit agreements may provide for the termination of the agent's status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the floating rate loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in net asset value.

       Form of Investment. The Fund's investments in floating rate loans may take one of several forms, including acting as one of the group of lenders originating a floating rate loan, purchasing an assignment of a portion of a floating rate loan from a third party or acquiring a participation in a floating rate loan. When the Fund is a member of the originating syndicate for a floating rate loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a floating rate loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a floating rate loan only if the agent is determined by the Adviser to be creditworthy.


       Original Lender. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the floating rate loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a floating rate loan, or releasing collateral securing a floating rate loan, among others, frequently require the unanimous vote or consent of all lenders affected.


       Assignments. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

       Participations. The Fund may also invest in participations in floating rate loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a floating rate loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

       With a participation, the Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through set-off against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the floating rate loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Adviser considers the participating lender to be creditworthy.

       In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the floating rate loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a floating rate loan will be deemed to be a floating rate loan for the purposes of the Fund's investment objectives and policies.


       Investing in floating rate loans involves investment risk. Some borrowers default on their floating rate loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See "Risk factors."

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EVENT-LINKED BONDS



       The Fund anticipates an initial allocation to event-linked bonds of less than 25% of the Fund's managed assets, although the actual allocation of the Fund's investments will be subject to market conditions at the time the Fund commences investment operations. In the future, the Adviser and Subadviser may modify this allocation in response to market conditions and the development of event-linked bonds as a sector of the fixed income securities markets, but at no time will the Fund allocate greater than 35% of its managed assets to event-linked bonds.



       Event-linked bonds are a relatively new type of investment that were first developed in the early-1990s and designed to assist property-casualty insurance companies and reinsurers manage their exposure to natural disasters, such as earthquakes, hurricanes, typhoons and tornados, by transferring their risks to the capital markets. Although the overall market for event-linked bonds is less developed and may be more thinly traded than that of other types of debt securities, the overall market for event-linked bonds has increased over the past decade. According to a recent study, this market totaled approximately $4.69 billion in issuances during 2006, which represents an increase of 136% since 2005 and 311% since 2004.



       Event-linked bonds consist of a fixed insurance premium and a floating rate of interest. The rates of interest on the bonds adjust or "float" periodically by reference to a base lending rate, such as LIBOR. In 2006, event-linked bonds had an average scheduled maturity of three years, although maturities can be less than or greater than three years. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Typically, an insurance or reinsurance company sponsors the establishment of a non-U.S. offshore reinsurance SPV. The insurance company agrees to pay a future stream of premiums to the SPV in return for a reinsurance contract to cover an identified portfolio of its catastrophe exposure. The SPV issues the event-linked bonds to qualified institutional buyers who receive interest payments. This interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond. The SPV's obligation to pay accrued but unpaid interest and/or repay principal of an event-linked bond is reduced or eliminated, depending on the specific circumstances, in the event the SPV would be required to make payments upon a trigger event, as described below. At the same time as the issuance of the event-linked bonds, the SPV invests the proceeds of the issuance in high-grade securities. The premiums paid by the insurance company, along with the interest on the high-grade debt securities, are directly paid to the event-linked bondholders in the form of interest payments.



       Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event causes losses exceeding a specific amount or magnitude in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in the bond. If no trigger event occurs, the Fund is entitled to recover its principal plus accrued interest.



       The Fund's investments in event-linked bonds may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds linked to natural risks represent the largest portion of the Fund's event-linked bond investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked bonds linked to weather risks provide insurance to companies whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.

       The Fund may invest in other types of event-linked bonds where the trigger event or magnitude of losses may be based on company-wide losses ("indemnity triggers"), index-based losses ("index triggers") or a combination of triggers ("hybrid triggers")



       - Indemnity Triggers. Indemnity triggers are based on company-wide losses. The trigger event would be considered to have occurred if a company's losses on catastrophic insurance claims exceeded a certain aggregate amount of insured claims. If the company's losses were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the Fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, event-linked bond investors are dependent upon the company's ability to settle catastrophe claims in a manner that would not be disadvantageous to investors' interests.



       - Index Triggers. Index triggers follow one of three broad approaches: parametric, industry-loss and modeled-loss, and a combination thereof, which is discussed below as "hybrid triggers." Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company's insurance claims-handling practices and potential information barriers. However, index triggers generally pose a higher risk on event-linked bond investors than indemnity triggers, and investors are dependent upon the accuracy of the models and reporting services used to calculate the formulas.



            - Parametric. Parametric trigger indices are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed and location of a hurricane or magnitude and location of an earthquake).



            - Industry-Loss. Industry loss trigger indices are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.



            - Modeled-Loss. Modeled-loss trigger indices are based upon a catastrophe-modeling firm's database estimate of an industry loss, or a company's losses compared to a modeling firm's industry estimate of losses.



       - Hybrid Triggers. Hybrid triggers involve more than one trigger type in a single transaction or tranche of an event-linked bond. For example, a hybrid trigger could involve the occurrence of both a U.S. hurricane and a Japanese earthquake with a different kind of index trigger for each. Another example of a hybrid trigger involves different trigger types occurring in a particular sequence. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company's overall market share, and then applied to the industry loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.




OTHER FIXED INCOME SECURITIES

       The Fund may invest in all other types of fixed income securities, which are described in this section or elsewhere under "Portfolio Contents." The Fund's fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities. The Fund's investments also may include unsecured or subordinated loans, revolving credit facilities, investment grade fixed income securities, convertible securities and money market instruments, such as commercial paper. The Fund also may purchase other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans).

       The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund's primary goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions.


       The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody's or D by S&P). Because of the greater number of investment considerations involved in investing in high yield, high risk floating rate loans and bonds, the achievement of the Fund's objectives depends more on the Adviser's judgment and analytical abilities than would be the case if invested primarily in securities in the higher ratings categories. The Fund may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. While these investments are not a primary focus of the Fund, the Fund does not have a policy limiting such investments to a specific percentage of the Fund's assets. See "Risk factors -- Credit risk and junk bond risk."


       Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.


       The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in hedging transactions.



PREFERRED SECURITIES



       The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.



       Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

       Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.



       Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.



CONVERTIBLE SECURITIES



       The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.



ZERO COUPON SECURITIES



       The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.



MORTGAGE- AND ASSET-BACKED SECURITIES



       The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund's investments in mortgage related securities may include mortgage derivatives and structured securities.



       To the extent the Fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

       Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying mortgages are prepaid.



       The Fund may invest in mortgage derivatives and structured securities. Mortgage derivatives or structured securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.



FLOATING RATE LOAN BASED DERIVATIVES



       The Fund may obtain exposure to floating rate loans and baskets of floating rate loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. The liquidity of the market for these instruments will be subject to liquidity in the secured loan and credit derivatives markets. Investment in these instruments involves many of the risks associated with investments in derivative instruments discussed generally below. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.



INVERSE FLOATING RATE OBLIGATIONS



       Inverse floating rate obligations (a type of derivative instrument) represent interests in tax-exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


SECOND LIEN LOANS AND DEBT OBLIGATIONS


       The Fund may invest in loans and other debt securities that have the same characteristics as senior floating rate loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities, like senior floating rate loans, typically have adjustable or floating rate interest payments. The risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.


COLLATERALIZED DEBT OBLIGATIONS


       The Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CDOs have securitized certain financial assets by issuing securities in the form of negotiable paper that are issued by an SPV. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.



       The Fund also may invest in CBOs, which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of a CBO is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund expects to invest in the lower tranches of a CBO.


       A CLO is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically floating rate loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.


CREDIT-LINKED NOTES





       The Fund may invest in credit-linked notes ("CLNs") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.



CREDIT DEFAULT SWAPS


       The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.


       Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors -- Leverage risk" and "Leverage" in this Prospectus, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.





EVENT-LINKED SWAPS





       The Fund may obtain event-linked exposure by investing in event-linked swaps, which are similar to credit default swaps but typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes and weather-related phenomena, including statistics relating to such events. If a trigger event occurs, the Fund may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.





BRADY BONDS



       The Fund may also invest in Brady bonds, which are restructured debt of governmental issuers of certain emerging market countries. Brady bonds may involve a high degree of risk, may be in default or present the risk of default. As part of the debt restructuring, Brady bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.


U.S. GOVERNMENT SECURITIES


       U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.



MONEY MARKET INSTRUMENTS



       The Fund may invest in money market instruments or a money market fund that invests in money market instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing.

COMMON STOCKS



       The Fund may acquire an interest in common stocks upon the default of a floating rate loan secured by such common stock or upon the conversion of a convertible debt security or preferred stock. The Fund may also acquire warrants or other rights to purchase a borrower's common stock in connection with the making of a floating rate loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In the event the Adviser selects common stocks for investment, the Adviser generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.


OTHER INVESTMENT COMPANIES


       The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 3% of the total outstanding voting securities of any one investment company would be held by the Fund, (ii) more than 5% of the Fund's total assets would be invested in any one investment company or (iii) more than 10% of the Fund's total assets would be invested in securities of other investment companies. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company. However, the Adviser has obtained an exemptive order from the Securities and Exchange Commission that permits the Fund to invest cash balances in money market funds managed by the Adviser.


       The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.


EXCHANGE-TRADED FUNDS



       Subject to the Fund's limitations on investment in other investment companies, the Fund may invest in exchange-traded funds ("ETFs"). ETFs, such as SPDRs, PowerShares QQQ(TM) (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P(R) 500 Index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.





STRATEGIC TRANSACTIONS




       The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser and Subadviser seek to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. While the Fund reserves the ability to use these strategic transactions, the Adviser and Subadviser do not anticipate that strategic transactions other than interest rate, currency, credit-linked or event-linked derivatives will initially be a significant part of the Fund's investment approach. With changes in the market or the Adviser's or Subadviser's strategy, it is possible that these instruments may be a more significant part of the Fund's investment approach in the future. The Fund may take advantage of opportunities in swaps, options and futures contracts and any other derivative instruments that presently are not contemplated by the Fund or currently are not available in the market, but which may be developed in the future, including instruments that provide for event-linked exposure, to the extent such investments are consistent with the Fund's investment objectives. The Fund is not limited in the amount of assets it may invest in these or other types of derivative investments.



       The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of event-linked bonds, floating rate loans or other securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.


       Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

       A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

REPURCHASE AGREEMENTS

       The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

LENDING OF PORTFOLIO SECURITIES

       The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

       As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms.

PORTFOLIO TURNOVER


       It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.



TEMPORARY DEFENSIVE INVESTMENTS



       Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.


                                    LEVERAGE


       The Fund may use leverage through borrowing and/or the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's managed assets immediately after such issuance. In the future, the degree of leverage used by the Fund may increase or decrease from time to time either due to a change in the Fund's net assets as a result of fluctuations in the value of the Fund's investments or because the Fund issues or retires preferred shares or borrowings. The Fund is also authorized to borrow or issue debt securities for leveraging purposes up to such limitation and in excess of such limit for temporary purposes, such as the settlement of transactions. The Fund generally will not issue preferred shares or borrow unless the Adviser expects that the Fund will achieve a greater total return as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not borrow because the Adviser's fees are calculated based on the Fund's managed assets, including the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets. The Board of Trustees will monitor this potential conflict. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the common shares.



       The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing costs will be lower than the total return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating than the securities in which the Fund invests. The fees and expenses attributed to leverage will be disproportionately borne by the holders of common shares, who will bear all offering expenses and any increase in the management fees pertaining to leverage. However, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the return on the underlying assets and costs of leverage narrow, the incremental "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net assets attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.


       Leverage creates risks that may adversely affect the return for the holders of common shares, including:

       - the likelihood of greater volatility of the net asset value and market price of and distributions on and dividends on the Fund's common shares;

       - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

       - increased operating costs, which are borne entirely by the Fund's common shareholders and which may reduce the total return on the Fund's common shares; and

       - the potential for a decline in the value of an investment acquired with leverage, while the Fund's obligations as a result of such leverage remain fixed.


       To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. Subject to review by the Board of Trustees, the Adviser may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

       The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations that may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objectives and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Adviser otherwise views as favorable.


       Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net value of the Fund's portfolio is at least 200% of the liquidation preference of the outstanding preferred shares (that is, the liquidation preference may not exceed 50% of the value of the Fund's total assets less the Fund's liabilities and indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation preference. In the event preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (that is, such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets less the Fund's liabilities and indebtedness not attributable to financial leverage). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.


       Whether and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.


       Assuming the Fund: (1) issues 20,000,000 common shares and preferred shares with a liquidation preference equal to approximately 33 1/3% of the Fund's managed assets, (2) pays an annual dividend rate of 5.25% on the preferred shares and (3) estimates that the combined costs of the common and preferred shares are approximately $26,182,500, the Fund would need to achieve an annual return (net of expenses) on its managed assets of 1.76% to cover such dividend payments on the preferred shares.

       The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by issuing preferred shares with a liquidation value equal to 33 1/3% of the Fund's managed assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.





Assumed Portfolio Return (Net of
  Expenses)...........................  (10.00)%    (5.00)%    0.00%    5.00%    10.00%
Corresponding Common Share Return.....  (17.57)%   (10.10)%   (2.63)%   4.85%    12.32%




       Until the Fund issues preferred shares or borrows, the Fund's common shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. The potential benefits of leveraging the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and principal investment strategies.

                                  RISK FACTORS

GENERAL


       The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor's existing diversified portfolio of investments. Because the Fund invests predominantly in event-linked bonds, floating rate loans and global high yield debt securities, an investment in the Fund's common shares may be speculative in that it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.


NO OPERATING HISTORY

       The Fund is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.


SUBADVISER RISK



       The Subadviser is newly formed investment adviser registered with the Securities and Exchange Commission and has no prior history of acting as an investment adviser or subadviser to a registered investment company.


MARKET DISCOUNT RISK


       Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Following the offering, the net asset value of the Fund will be reduced by the sales load and the amount of offering expenses paid by the Fund.



CONCENTRATION RISK





       The Fund intends to invest at least 25% of its managed assets in securities and other instruments issued or structured by companies in the financial services group of industries, such as banks, broker-dealers and insurance and reinsurance companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affected companies in these industries. These industries may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.



INTEREST RATE RISK



       The Fund's net asset value will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. This risk may be greater for securities with longer maturities. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. The Fund's investments in event-linked bonds, floating rate loans and other securities have interest rates that periodically adjust or "float." Until the interest rates on the floating rate obligations in the Fund's portfolio reset, the Fund's income also would likely be affected adversely when prevailing short term interest rates increase and the Fund is using leverage.


       During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's shares will tend to rise or fall as market interest rates rise and fall. This is because a significant portion of the assets in which the Fund primarily invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on some or all of the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of floating rate investments. Because the rates of interest paid on the floating rate investments in which the Fund invests have a weighted average reset period that typically is less than 90 days, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal. To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on floating rate instruments of the type and quality in which the Fund invests, the Fund's net asset value could be adversely affected. This is because the value of a floating rate instrument purchased by the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular instrument, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a floating rate instrument's value based on changes in the market spread on the instrument in the Fund's portfolio may be of longer duration.



CREDIT RISK AND JUNK BOND RISK



       Credit risk is the risk that an issuer of an event-linked bond, floating rate loan or other debt security will become unable to meet its obligation to make interest and principal payments.



       The Fund may invest all or a substantial portion of its assets in global high yield debt securities, floating rate loans, event-linked bonds and other debt securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, or unrated securities determined by the Adviser or Subadviser to be of comparable credit quality. Investment in debt securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:



       - increased price sensitivity to changing interest rates and to a deteriorating economic environment;





       -    greater risk of loss due to default or declining credit quality;



       - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and



       - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.



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


       Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.



       Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.



       If the national economy enters into a recessionary phase, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield issuers is likely to increase. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.



       The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.



       Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities (other than floating rate loans) because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

       Debt securities rated C by Moody's are regarded as having extremely poor prospectus of ever attaining any real investment standing. Debt securities rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. The Fund may have to pursue legal remedies, which may be expensive and the results of which are uncertain. This may increase operating expenses and adversely affect net asset value. The credit quality of most securities held by the Fund reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest or principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the Fund's ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Fund may have difficulties determining the fair market value of such securities.




FLOATING RATE LOAN RISK


       The risks associated with floating rate loans are similar to the risks of junk bonds, although floating rate loans are typically senior and secured in contrast to below investment grade debt securities, commonly referred to as "junk bonds," which are often subordinated and unsecured. See "Risk factors -- Credit Risk and Junk Bond Risk."


       The Fund's investments in floating rate loans typically are rated below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan's value. Economic and other events, whether real or perceived, can reduce the demand for certain floating rate loans or floating rate loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.




       Floating rate loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument's interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument's interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain floating rate loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded floating rate loans.



       Floating rate loans and other corporate debt obligations are subject to the risk of non-payment of scheduled installments of interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing an obligation would satisfy a borrower's obligation in the event of non-payment of scheduled installments of interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an obligation. To the extent that an obligation is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary's assets before the lenders of the holding company would receive any amount on account of the holding company's interest in the subsidiary. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate floating rate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating floating rate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could result in a loss to the Fund negatively affecting the Fund's performance. With respect to the Fund's investments in non-U.S. floating rate investments, the Fund's access to collateral may be limited by non-U.S. bankruptcy or other insolvency laws, which laws may be less developed and more cumbersome than U.S. bankruptcy laws.


       Many loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of floating rate loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of floating rate loans held by the Fund may be rated below investment grade by independent rating agencies. In the event floating rate loans are not rated, they are likely to be of below investment grade quality. Because floating rate loans are senior to subordinated creditors and stockholders in a borrower's capital structure and are often secured by specific collateral, the Adviser believes, based on its experience, that floating rate loans have more favorable loss recovery rates as compared to most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Adviser's prior experience or that the floating rate loans will achieve any specific loan recovery rate.

       No active trading market may exist for many floating rate loans, and some floating rate loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in floating rate loans and other securities deemed to be illiquid. Any secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Fund to realize full value on the disposition of an illiquid floating rate loan and cause a material decline in the Fund's net asset value.


       Investing in floating rate loans involves investment risk. Some borrowers default on their floating rate loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See relevant "Risk factors."





EVENT-LINKED BOND RISK





       Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event or magnitude of losses may be based on company-wide losses, index- portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific loss amount or magnitude in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in the bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. Because event-linked bond issuers currently are structured so as to be bankruptcy remote SPVs, it is unlikely that the Fund could lose its entire investment in an event-linked bond if the applicable trigger event never occurs. However, there can be no assurance that event-linked bonds in which the Fund may invest in the future will be structured in a similar manner or that a court would uphold the intended bankruptcy remote characterization of the structure. If an event-linked bond that is issued in the future is structured in a different manner, if may be possible that the Fund would lose its entire investment in an event-linked bond even though the applicable trigger event never occurs.



       Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. The typical duration of mandatory and optional extension of maturity for event-linked bonds currently is between three to six months, but maturity may be extended for a period of up to two years. In rare circumstances, the extension may exceed two years. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the "rating" or likelihood of a trigger event. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. See "Risk factors -- Liquidity Risk" below.



       Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds. In evaluating the rating of the bond and the creditworthiness of the issuer, the Subadviser will consider, and may rely in part, on analyses performed by others. The Subadviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.


LIQUIDITY RISK


       Some global high yield debt securities, floating rate loans, event-linked bonds and other debt obligations are not readily marketable and may be subject to restrictions on resale. Floating rate loans and event-linked bonds generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist. Where a secondary market exists, such market for some floating rate loans and event-linked bonds may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund's investments in illiquid securities may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Most global high yield debt securities, floating rate loans and event-linked bonds are valued by an independent pricing service that uses market quotations of investors and traders in these securities. In other cases, these investments are valued at their fair value in accordance with procedures approved by the Board of Trustees.

ISSUER RISK

       The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

REINVESTMENT RISK


       Income from the Fund's portfolio will decline if the Fund invests the proceeds of repayment or sale of floating rate loans or other obligations into lower yielding instruments or floating rate loans with a lower spread over the base lending rate. A decline in income could affect the common shares' distribution rate and their overall return.


INFLATION RISK


       Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates on preferred shares issued by the Fund or interests rate on borrowings by the Fund would likely increase, which would tend to further reduce returns to common shareholders.



SPECIAL RISKS RELATED TO PREFERRED SECURITIES



       There are special risks associated with the Fund's investments in preferred securities:



       - Limited Voting Rights. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.



       - Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities after a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.



       - Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.



       - Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.



       - Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.



CONVERTIBLE SECURITIES RISK



       Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure.


FOREIGN SECURITIES RISK

       The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:

       - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.


       - Many non-U.S. markets are smaller, less liquid, more volatile and may be subject to a heightened level of inflation and default risk relative to U.S. issuers. In a changing market, the Adviser or Subadviser, as applicable, may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.


       - Currency exchange rates or controls may adversely affect the value of the Fund's investments.

       - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

       - Withholdings and other non-U.S. taxes may decrease the Fund's return.


       There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.



       Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.


CURRENCY RISK

       A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment

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

performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

SOVEREIGN DEBT RISK

       An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

       A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


REGULATORY RISK





       To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions or sponsor event-linked bond instruments, the availability of these types of instruments for investment may be adversely affected. In addition, such legislation could depress the market value of these instruments.



DERIVATIVES RISK



       Strategic Transactions, such as the use of derivatives, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's or Subadviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. Although the Adviser does not anticipate that Strategic Transactions will represent a significant component of the Fund's investment strategy, the Fund does not have a policy limiting the portion of the Fund's assets that may be subject to such transactions or invested in such instruments.


       There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.


       Under an interest rate swap agreement (whether entered into in connection with any preferred shares or other forms of leverage or for portfolio management purposes), the payment obligations, if any, of the Fund and the counterparty are netted against each other, resulting in a net payment due either from the Fund or the counterparty. Depending on whether the Fund would be entitled to receive payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the Fund's overall performance. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's performance. If the Fund fails to maintain a required 200% asset coverage of the liquidation preference of the outstanding preferred shares or if the Fund loses its expected rating on the preferred shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.


       The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the Fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the Fund's net earnings in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.


       Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and any termination payments potentially owed by the Fund. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive payments from the


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counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's performance.

LEVERAGE RISK

       The Fund may use leverage through borrowing and/or the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets immediately after such issuance; however, in the future, the Fund may increase or decrease from time to time based on the degree of leverage used by the Fund. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

       - the likelihood of greater volatility of net asset value and market price of and distributions on the Fund's common shares;

       - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

       - increased operating costs, which are borne entirely by the Fund's common shares and which may reduce the total return on the Fund's common shares; and

       - the potential for a decline in the value of an investment acquired with leverage, while the Fund's obligations as a result of such leverage remain fixed.

       To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceed the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund's assets decline in value, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.


       Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations, which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Fund may pledge up to 33 1/3% of its managed assets in connection with certain types of borrowing.



RISKS OF CONFLICTING INTERESTS OF HOLDERS OF COMMON AND PREFERRED SHARES


       Although the Fund's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. The preferred shares will be entitled to that dividend rate, and no more, regardless of the income of the Fund. The holders of the common shares will bear all of the expenses of the Fund, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Fund is expected to agree to certain limitations on its investments and activities, including the requirement to maintain certain coverage ratios of the liquidation preference on the preferred shares to a discounted value of the Fund's assets, diversification requirements and limitations on the use of certain investment instruments. These limitations are intended to protect the interests of the holders of the preferred shares and not the holders of the common shares. If the Fund does not comply with these limitations, the Fund would be required to redeem some or all of the preferred shares at par before any dividend or other payment is made to the holders of the common shares. In addition, the Fund will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Fund is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Fund has defaulted on its obligations on the preferred shares and such default has continued for a period of two or more years. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Fund to an open-end investment company, which may prevent the common shareholders from controlling the Fund as to such matters even though the common shares represent a majority of the economic interests in the Fund.




MARKET DISRUPTION RISK


       The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, event-linked bonds, floating rate loans and global high yield debt securities tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of the Fund's investments than on higher rated fixed income securities.



ANTI-TAKE OVER PROVISIONS RISK


       The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


       The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of other U.S. registered investment portfolios for which the Adviser serves as investment adviser.


INVESTMENT ADVISER AND SUBADVISER


       The Fund has contracted with the Adviser to act as its investment adviser with respect to all investments of the Fund other than event-linked bonds. The Adviser is an indirect subsidiary of UniCredito. The Adviser is part of the global asset management group providing investment management and financial services to mutual funds and other clients. As of March 31, 2007, assets under
management by the Adviser and its affiliates were approximately $[     ] billion
worldwide, including over $[     ] billion in assets under management by the
Adviser. Certain Trustees or officers of the Fund are also directors and/or officers


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

of certain of UniCredito's subsidiaries, including the Adviser. The address of the Adviser is 60 State Street, Boston, Massachusetts 02109.

       The Adviser is responsible for managing the Fund's overall investment program, supervising the Subadviser's investments in event-linked bonds on behalf of the Fund, supervising the Fund's overall compliance program and providing for the general management of the business affairs of the Fund.


       The Adviser has engaged Montpelier Capital Advisors, Ltd. to act as the Fund's investment subadviser with respect to the Fund's investments in event-linked bonds. The address of the Subadviser is 94 Pitts Bay Road, Pembroke, Bermuda HM08. The Subadviser, under the supervision of the Adviser, is responsible for the day-to-day management of the Fund's portfolio of investments in event-linked bonds. The Subadviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objectives and principal investment strategies, subject to the supervision of the Adviser and the Fund's Board of Trustees. The Subadviser also assists the Adviser in the evaluation of the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets. Although the Subadviser is newly organized and has not previously served as an investment adviser or subadviser to a registered investment company, the Subadviser's management team has substantial experience evaluating and monitoring event-linked instruments at its parent company, Montpelier Re Holdings, Ltd., a leading provider of global property and casualty reinsurance and insurance products. As of March 31, 2007, Montpelier Re Holdings, Ltd.'s total assets were approximately $3.9 billion.


ADVISORY AGREEMENT


       Under the terms of the advisory agreement (the "Advisory Agreement"), the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.85% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The liquidation preference on any preferred shares is not a liability. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the common shares. The Fund's average daily managed assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.



       Under the terms of the Advisory Agreement, the Adviser pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits;
(b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, expenses in


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


connection with any preferred shares, a portion of the offering expenses, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Board of Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with or interested persons of the Adviser or the Fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the Fund's shares on the American Stock Exchange or any other national stock exchange; and (m) any other expense that the Fund, the Adviser or any other agent of the Fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of the Adviser) as being an appropriate expense of the Fund. In addition, the Fund will pay all brokers' and underwriting commissions or other fees chargeable to the Fund in connection with securities transactions to which the Fund is a party or the origination of any floating rate loan in which the Fund invests.



       A discussion regarding the factors that the Board of Trustees considered in approving the Advisory Agreement will be available in the upcoming annual report to shareholders for the period ending April 30, 2008.


SUBADVISORY AGREEMENT


       Under the terms of the subadvisory agreement (the "Subadvisory Agreement") between the Adviser and the Subadviser, the Subadviser will act as a sub-investment adviser with respect to that portion of the Fund's portfolio invested in event-linked bonds ("Sub-Advised Assets"). In such capacity, the Subadviser shall, with respect to Sub-Advised Assets, and subject to the supervision of the Adviser and the Fund's Board, among other things (a) regularly provide the Fund with investment research, advice and supervision and furnish continuously an investment program for the Fund; (b) subject to the supervision of the Adviser, manage the investment and reinvestment of the Fund's Sub-Advised Assets; (c) keep the Fund and the Adviser informed of developments materially affecting the Fund's Sub-Advised Assets, including market valuations and pricing information on Fund holdings to the Adviser and/or the Fund's pricing agent as necessary to make any fair value determinations; (c) comply with the provisions of the Fund's Agreement and Declaration of Trust and By-Laws, the 1940 Act, the Investment Advisers Act of 1940, as amended, and the investment objectives, policies and restrictions of the Fund; (d) not take any action to cause the Fund to fail to comply with the requirements of Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company; (e) comply with any policies, guidelines, procedures and instructions as the Adviser may from time to time establish; (f) be responsible for voting proxies and acting on other corporate actions if instructed to do so by the Board of Trustees or the Adviser; (g) maintain separate books and detailed records of all matters pertaining to the portion of the subadvised assets required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided under the Subadvisory Agreement with respect to the Fund; and (h) furnish reports to the Trustees and the Adviser.



       Under the terms of the Subadvisory Agreement, for its services the Subadviser is entitled to a subadvisory fee from the Adviser at an annual rate of 0.80% the Fund's average daily Sub-Advised Assets; provided, however, that such fee shall in no event be less than 0.15% of the Fund's average daily managed assets. The fee will be paid monthly in arrears. The Fund does not pay a fee to the Subadviser.



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ADMINISTRATION AGREEMENT


       The Fund will enter into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Fund. The Adviser has appointed Princeton Administrators, LLC as the sub-administrator to the Fund to perform certain of the Adviser's administration and accounts obligations to the Fund. Under the administration agreements, the Fund will pay the Adviser a monthly fee equal to 0.07% of the Fund's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million. The Adviser, and not the Fund, is responsible for paying the fees of Princeton Administrators, LLC. Princeton
Administrators, LLC is affiliated with [          ], one of the underwriters of
the Fund's offering of common shares.



       Pursuant to a separate agreement, the Fund may compensate the Adviser for providing certain legal and accounting services at an annual rate of 0.0175% of the Fund's average daily managed assets.


PORTFOLIO MANAGERS


       Day-to-day management of the Fund's portfolio is the responsibility of Charles Melchreit, Andrew Feltus and Jonathan Sharkey. The portfolio managers are supported by the Adviser's fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.



       Mr. Melchreit is primarily responsible for the overall asset allocation decision-making process for the Fund and for overseeing Montpelier Capital Advisors, Ltd.'s investments in event-linked bonds. Mr. Melchreit, a vice president, joined Pioneer in 2006. From 2003 to 2004, Mr. Melchreit was a managing director at Cigna Investment Management. Prior thereto, he was a senior vice president and portfolio manager at Aeltus Investment Management. Mr. Melchreit received an MS degree in Statistics from Yale University in 2005.



       Mr. Feltus is primarily responsible for the Fund's investments in global high yield debt securities. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.



       Mr. Sharkey is primarily responsible for the Fund's investments in floating rate loans. Mr. Sharkey, a vice president, joined Pioneer in August 2006. From March 2004 to August 2006, Mr. Sharkey was employed by Putnam Investments as a corporate bond and leveraged loan analyst. Prior to that, he was a principal and leveraged loan analyst at Cypress Tree Investments.



       Management of the Fund's investments in event-linked bonds is the responsibility of a team of managers and analysts from Montpelier Capital Advisors, Ltd. led by Chris Harris and David Sinnott. Mr. Harris, an executive vice president, joined the Subadviser in 2007. He joined Montpelier Re Holdings, Ltd. in 2002 as Chief Actuary and currently serves as Chief Underwriting and Risk Officer. Mr. Sinnott, an executive vice president, joined the Subadviser in 2007. He joined Montpelier Re Holdings, Ltd. in 2002 as Chief Reinsurance Officer.





       The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

       The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the Fund will commence paying dividends to holders of

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


common shares within approximately 60 to 90 days of the date of this Prospectus. Dividends and distributions may be payable in the manner determined by the Trustees, including cash or common shares with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate, to common shareholders. For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Fund is required, and intends, to distribute all or substantially all of its net investment income for each year to its shareholders. All or substantially all net realized capital gains, if any, also will be distributed to the Fund's shareholders at least annually.


       Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

       While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless, at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).


       In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for favorable tax treatment as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "Federal income tax matters."


       See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

       The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund's common shares.


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

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


       Pursuant to the Fund's automatic dividend reinvestment plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by American Stock Transfer & Trust Company, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.



       Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participant in open-market purchases. Prior to the time common shares commence trading on the American Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.


       In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.


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

       The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

       In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

       There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

       The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Federal Income Tax Matters."


       Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's common shares is higher than the net asset value per share, participants in the Plan will receive common shares of the Fund at less than they could otherwise purchase them and will acquire shares with a cash value greater than the value of the cash distribution they would otherwise have received on their shares. If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of the cash distribution they would otherwise have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.


       Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.


       All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.


                            CLOSED-END FUND STRUCTURE


       The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent


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with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

       Shares of closed-end funds frequently trade at a discount to their net asset value per share. Common shares of closed-end investment companies like the Fund have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods have traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

                     POSSIBLE CONVERSION TO OPEN-END STATUS


       The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain provisions of the Agreement and Declaration of Trust and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all outstanding preferred shares (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's common shares would no longer be listed on the American Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. Based upon attempts by other closed-end funds to reduce the discount, the Board of Trustees does not believe that tender offers or a repurchase of the Fund's shares would have a long-term effect on the discount. Consequently, if the Board were to authorize the Fund to repurchase, it is likely to do so only on terms that would increase the Fund's net asset value per common share. Even if the common shares are trading at a discount, there can be no assurance that the Board of Trustees will authorize any repurchase offer, tender offer or other action which might have the effect of reducing the discount.


                           FEDERAL INCOME TAX MATTERS

       The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of common shares in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.


       The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year the Fund does not qualify as a regulated investment company, it will be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

       Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


       Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Since the Fund's income is derived primarily from interest, dividends of the Fund from its investment company taxable income generally will not constitute "qualified dividend income" for U.S. federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

       Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

       Shareholders receiving a distribution in the form of additional shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional shares of the Fund will receive a report as to the net asset value of those shares.

       If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.


       The treatment of event-linked bonds as debt or equity of the issuer for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such bond. Accordingly, it is possible that the IRS could challenge the Fund's treatment of its event-linked bonds for U.S. federal income tax purposes, whether that treatment is adopted pursuant to the terms of the applicable bond indentures or otherwise. If such an IRS challenge were successful, the timing, character and amount of the Fund's income from its event-linked bonds could be affected, which, in turn, could affect whether the Fund has satisfied the distribution requirements necessary to qualify as a regulated investment company and to avoid a Fund-level tax.



       In addition, an event-linked bond that is treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a passive foreign investment company (a "PFIC") or a controlled foreign corporation (a "CFC"). Generally, a foreign corporation is treated as a PFIC if it receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or it holds at least 50% of its assets in investments producing such passive income. If an event-linked bond is treated as an equity investment in a PFIC, the Fund would be subject to U.S. federal income tax to the extent that payments on the bond qualify as "excess distributions" from the PFIC and on gain from the sale or retirement of the bond, even if all such income or gain is timely distributed by the Fund to its shareholders. Any such income or gain would be allocated pro rata over the Fund's entire holding period for the bond, with the portion of the income or gain allocated to any prior taxable year being subject to tax at the highest marginal corporate income tax rate in effect for such prior taxable year. In addition, an interest charge would be imposed on taxes deemed to be deferred. The Fund would not be able to pass through to its shareholders any credit or deduction for such taxes or the interest charge. The Fund may be able to make certain elections with respect to particular event-linked bonds to ameliorate such adverse tax consequences. However, if any such election were available to the Fund, and if the Fund were to make the election, the Fund could be required to recognize taxable income or gain, which would be subject to the distribution requirements discussed above, without the concurrent receipt of cash.

       If U.S. shareholders (including the Fund) collectively are treated as owning more than 25% of the equity of an issuer of an event-linked bond, the issuer may be treated as a CFC. In such event, if the Fund were considered to own a 10% or greater equity interest in the CFC as a result of its ownership of the issuer's event-linked bonds, the Fund would generally be required to include in income annually its pro rata share of certain or all of the CFC's earnings and profits, whether or not those earnings and profits are distributed as payments on the event-linked bonds or otherwise. As a result, the Fund could be subject to the distribution requirements discussed above with respect to such income without the concurrent receipt of cash.


       Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

       The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


       The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.


                                 NET ASSET VALUE


       The Fund calculates a net asset value for its common shares every day the American Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's and the Monday edition of The Wall Street Journal.

       The Fund uses an independent pricing service to value most event-linked bonds and floating rate loans at their market value. If market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value, the Fund may value event-linked bonds and floating rate loans at fair value pursuant to procedures adopted by the Board of Trustees. An event-linked bond or floating rate loan that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The Fund may, with the approval of the Board of Trustees, implement new fair value pricing methodologies of event-linked bonds and floating rate loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for event-linked bonds and floating rate loans. In determining the fair value of an event-linked bond or floating rate loan, the Fund will consider relevant factors, data, and information, such as:
(i) the characteristics of and fundamental analytical data relating to the security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate, the terms and conditions of the "trigger event" or floating rate loan, and any related agreements, and particularly with respect to floating rate loans, the position of the floating rate loan in the borrower's debt structure; (ii) with respect to floating rate loans, the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the insurer of an event-linked bond or underlying borrower of a floating rate loan, as the case may be, based on an evaluation of its financial condition, financial statements and information about the insurer or borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the event-linked bond or floating rate loan, including price quotations for and trading in the floating rate loan, the market environment and investor attitudes and interests in similar event-linked bonds and floating rate loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the floating rate loan; and (vi) general economic and market conditions affecting the fair value of the event-linked bond or floating rate loan.


       With respect to securities other than event-linked bonds and floating rate loans, the Fund generally values securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations of assets other than event-linked bonds and floating rate securities are not available or are considered by the Fund to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the Fund determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating their fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest. This is a method, approved by the Board of Trustees, of determining such repurchase agreement's fair value.



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                              DESCRIPTION OF SHARES


       The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. Immediately after the completion of this offering, the Fund will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Fund's Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund currently anticipates that it will issue preferred shares as soon as practicable after the closing of this offering. See "Leverage." The Fund is also authorized to issue other securities, including debt securities.


COMMON SHARES

       Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

       In the event that the Fund issues preferred shares, and so long as any shares of the Fund's preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."


       Pursuant to Section 2 of Article VIII of the Declaration of Trust, the Trustees shall have the power, as frequently as they may determine, to cause each shareholder, or each shareholder of a particular series, to pay directly, in advance or arrears, for charges of the Fund's custodian, transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustee, by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. These types of fees and expenses related to any preferred shares issued by the Fund may be charged against the holders of the Fund's common shares.


       The Fund will send unaudited semi-annual reports and audited annual financial statements to all of its shareholders.


       The Adviser provided the initial capital for the Fund by purchasing common shares of the Fund. As of the date of this Prospectus, the Adviser owned 100% of the outstanding common shares of the Fund. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.


PREFERRED SHARES

       The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets immediately after such issuance; however, in the future, the Fund may increase or decrease from time to time based on the degree of leverage used by the Fund. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that

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

the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

       In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.


       The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13 (a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions of the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.


       The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

       The terms of the preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

       The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.


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                     CERTAIN PROVISIONS OF THE AGREEMENT AND
                        DECLARATION OF TRUST AND BY-LAWS

       The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

       The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

       A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

       The Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

       - a merger or consolidation or statutory share exchange of the Fund with any other corporations;

       - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

       -    a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund's shares is required. Following any issuance of preferred shares by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's preferred shares then entitled to be voted, voting as a separate class.


       Conversion of the Fund to an open-end investment company would require an amendment to the Fund's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the American Stock Exchange.


       Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the leverage and the purchase of illiquid securities.

       The Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

       - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

       - the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

       - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

       - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

       The Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares. The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

                                  UNDERWRITING




       The underwriters named below (the "Underwriters"), acting through UBS
Securities LLC, 299 Park Avenue, New York, New York and [          ] as their
representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the underwriting agreement (the "Underwriting Agreement") with the Fund, the Adviser and the Subadviser, to purchase from the Fund the number of common shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such common shares (other than those covered by the over-allotment option described below) if any are purchased.




                                                              NUMBER OF
UNDERWRITERS                                                COMMON SHARES
------------                                                -------------


UBS Securities LLC........................................
                                                               =======
  Total...................................................     [     ]
                                                               =======







       The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional common shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter's initial commitment.





       The Fund has agreed to pay a commission to the Underwriters in the amount of up to $1.125 per common share (4.50% of the public offering price per common share). The Representatives have advised the Fund that the Underwriters may pay
up to $      per common share from such commission to selected dealers who sell the common shares and that such dealers may reallow a concession of up to $
per common share to certain other dealers who sell shares. Investors must pay
for any common shares purchased on or before [          ], 2007.





       Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this
offering. The minimum investment requirement is [          ] common shares.



       The Fund, the Adviser and the Subadviser have agreed to indemnify the Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act.



       The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of common shares pursuant to the Fund's automatic dividend reinvestment plan and issuances of preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.



       In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically.





       In connection with this offering, the Underwriters may purchase and sell common shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the common shares and syndicate short positions involve the sale by the Underwriters of a greater number of common shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the common shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the American Stock Exchange or otherwise.





       The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.





       The Adviser (and not the Fund) has agreed to pay certain qualifying
Underwriters ("Qualifying Underwriters") an annual fee of up to [     ]% of the
Fund's average daily managed assets (including assets attributable to any preferred shares or other financial leverage of the Fund that may be outstanding) multiplied by the percentage of the Fund's common shares sold by each respective Qualifying Underwriter in this offering. These fee payments will remain in effect only so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. The sum of the additional
compensation payable to the Qualifying Underwriters will not exceed [     ]% of
the aggregate initial offering price of the common shares offered hereby.





       As described below under "Administrator, custodian, transfer agent, registrar, dividend disbursing agent and shareholder servicing agent," UBS Securities LLC will provide shareholder services to the Fund pursuant to a shareholder servicing agreement with the Adviser.





 ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, REGISTRAR, DIVIDEND DISBURSING AGENT
                         AND SHAREHOLDER SERVICING AGENT





       Pioneer Investment Management, Inc. will serve as the Fund's administrator. Pioneer Investment Management, Inc. has appointed Princeton Administrators, LLC as a sub-administrator to the Fund. [Princeton
Administrators, LLC is an affiliate of [          ], one of the underwriters of
this offering.] Princeton Administrators, LLC will provide certain administrative and clerical services, including calculating the Fund's net asset value, calculating and monitoring the Fund's expenses, maintaining certain records, and coordinating certain regulatory filings, for a fee equal to 0.07% of the Fund's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million. The Adviser, and not the Fund, is responsible for paying this fee to Princeton Administrators, LLC.



       The Fund's securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co. Pioneer Investment Management Shareholder Services, Inc. is the Fund's transfer agent, registrar and dividend disbursing agent for the Fund's shares. American Stock Transfer & Trust Company will serve as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent.



       UBS Securities LLC will serve as the Fund's shareholder servicing agent. The Adviser (and not the Fund) has agreed to pay from its own assets to UBS Securities LLC a shareholder servicing fee at an annual rate of 0.10% of the average daily managed assets of the Fund pursuant to a shareholder servicing agreement between the Adviser and UBS Securities LLC (the "Shareholder Servicing Agreement"). The sum of the payments payable to UBS Securities LLC under the
Shareholder Servicing Agreement will not exceed [     ]% of the aggregate
initial offering price of the common shares offered hereby. Pursuant to the Shareholder Servicing Agreement, UBS Securities LLC will: (i) at the request of and as specified by the Adviser, undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate), provided that services shall not include customary market research information provided by UBS Securities LLC or its registered broker-dealer affiliates in the ordinary course of their business; (ii) at the request of and as specified by the Adviser, make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund (provided that services shall not include customary market research information provided by UBS Securities LLC or its registered broker-dealer affiliates in the ordinary course of their business), if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Adviser or the Fund, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Adviser or the Fund, and consult with representatives of the Adviser and/or Trustees of the Fund in connection therewith, which information and reports shall include (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of the Adviser or the Fund, provide information to and consult with the Adviser and/or the Board of Trustees of the Fund with respect to applicable strategies designed to address market value discounts, which may include share repurchases, tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; including providing information concerning the use and impact of the above strategic alternatives by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to the Adviser or the Fund for any act or omission in the course of its performance under the Shareholder Servicing Agreement in the absence of its bad faith, gross negligence or willful misconduct. The Shareholder Servicing Agreement will remain in effect so long as the Advisory Agreement remains in effect between the Trust and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act.


                            VALIDITY OF COMMON SHARES


       Certain legal matters in connection with the shares offered hereby have been passed upon for the Fund by Wilmer Cutler Pickering Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION






                                                                        PAGE
                                                                        ----


Use of Proceeds.......................................................     2
Investment Objectives and Policies....................................     2
Investment Restrictions...............................................    30
Management of the Fund................................................    32
Portfolio Transactions................................................    51
Repurchase of Common Shares...........................................    52
Federal Income Tax Matters............................................    54
Independent Registered Public Accounting Firm.........................    60
Additional Information................................................    60
Financial Statements and Report of Independent Registered Public
  Accounting Firm.....................................................    61
Appendix A -- Description of Ratings..................................   A-1
Appendix B -- Proxy Voting Policies and Procedures....................   B-1




PRIVACY PRINCIPLES OF THE FUND



       The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.



       Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).



       The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Fund's privacy policies, please visit http://www.pioneerinvestments.com.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                      PIONEER DIVERSIFIED HIGH INCOME TRUST



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                   20410-00-0207

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                 SUBJECT TO COMPLETION, DATED APRIL [__], 2007


                      PIONEER DIVERSIFIED HIGH INCOME TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

Pioneer Diversified High Income Trust (the "fund") is a newly organized, diversified, closed-end management investment company. This statement of additional information relating to the common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated [__________], 2007 (the "prospectus"). This statement of additional information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
USE OF PROCEEDS .........................................................     2
INVESTMENT OBJECTIVES AND POLICIES ......................................     2
INVESTMENT RESTRICTIONS .................................................    30
MANAGEMENT OF THE FUND ..................................................    32
PORTFOLIO TRANSACTIONS ..................................................    51
REPURCHASE OF COMMON SHARES .............................................    52
FEDERAL INCOME TAX MATTERS ..............................................    54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................    60
APPENDIX A--DESCRIPTION OF RATINGS ......................................   A-1
APPENDIX B--PROXY VOTING POLICIES .......................................   B-1


      This statement of additional information is dated [__________], 2007

                                  FUND HISTORY

The fund is a diversified, closed-end management investment company organized as a Delaware statutory trust on January 30, 2007.

                                 USE OF PROCEEDS

The net proceeds will be invested in accordance with the fund's investment objectives and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the fund may also purchase, as temporary investments, securities of other open-end and closed-end investment companies that invest in equity and fixed-income securities.

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus presents the investment objectives and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

EVENT-LINKED BONDS


Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event causes losses exceeding a specific amount or magnitude in the geographic region and time period specified in a bond, the fund may lose a portion or all of its accrued interest and/or principal invested in the bond. If no trigger event occurs, the fund is entitled to recover its principal plus accrued interest.






The fund's investments in event-linked bonds may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds linked to natural risks represent the largest portion of the fund's event-linked bond investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked bonds linked to weather risks provide insurance to companies whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.



The fund may invest in other types of event-linked bonds where the trigger event or magnitude of losses may be based on company-wide losses, index-based losses or a combination of triggers.



Event-linked bonds are typically rated by at least one nationally recognized rating agency, primarily Standard & Poor's Ratings Group ("Standard & Poors"), Fitch Ratings, Ltd. ("Fitch"), and/or A.M. Best Company, Inc. ("A.M. Best"). Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard & Poors (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB." Montpelier Capital Advisors,

Ltd., the fund's investment subadviser ("Montpelier" or "Subadviser"), anticipates that the fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur, rather than the bond's credit risk. This rating also assesses the model used to calculate the probability of the trigger event. There currently are three primary independent catastrophe-modeling firms (EQECAT, Inc., AIR Worldwide Corp and Risk Management Solutions, Inc.), which utilize different methodologies to evaluate the probability of various types of pre-defined trigger events. For event-linked bonds with a "BB" rating, the average expected loss probability is approximately 1% (i.e., loss occurrence once every 100 years).


FLOATING RATE LOANS

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.


The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Interbank Offer Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.



Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. In addition to term loans, loans may include revolving credit facilities, prefunded letter of credit term loans, delayed draw term loans and receivables purchase facilities. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase a participation interest in a loan; or (iii) purchase an assignment of a loan.


DIRECT INVESTMENT IN LOANS. It can be advantageous to the fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in an assignment of, or a participation interest in, a loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund's return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. The fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist.

ASSIGNMENTS. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning investor.

PARTICIPATION INTERESTS. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.

OTHER INFORMATION ABOUT FLOATING RATE LOANS. Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.


The fund may invest in loans that are second in lien priority rather than first. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and would therefore result in a loss of investment to the fund.


In the process of buying, selling and holding loans, the fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The fund will generally rely upon the agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless the fund has direct recourse against the borrower, the fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The fund may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The fund may also may invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.


From time to time, Pioneer Investment Management, Inc., the fund's investment adviser ("Pioneer"), and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the fund or may be intermediate participants with respect to loans in which the fund owns interests. Such banks may also act as agents for loans held by the fund.


DEBTOR-IN-POSSESSION FINANCING


The fund may invest in debtor-in-possession financings (commonly called "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors' claims). There is a risk that the entity will not emerge from Chapter 11 and would be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, the fund's only recourse will be against the property securing the DIP financing.

INVERSE FLOATING RATE SECURITIES

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

DEBT SECURITIES RATING CRITERIA


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.


Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.


For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the security or purchasing additional securities of the appropriate credit quality as soon as it is prudent to do so.


FIXED-INCOME SECURITIES

In addition to corporate debt securities, which include corporate bonds, debentures and notes, fixed-income securities also include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer-term investment of funds.


Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

PREFERRED SHARES

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PAYMENT-IN-KIND SECURITIES


Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. To the extent the fund invests in such instruments, they will not contribute to the fund's primary goal of current income. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, deferred interest bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, deferred interest bonds and PIKs. Because the fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the fund may have to distribute cash obtained from selling other portfolio holdings of the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, deferred interest bonds and PIKs may be illiquid, making it difficult for the fund to dispose of them or determine their current value.


SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, corporate commercial paper and other short-term commercial obligations issued by domestic companies; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks located in the U.S.; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee

Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.


U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities) and CUBES (Coupons Under Book-Entry Safekeeping), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involve special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.


RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.


CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.


WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.


For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (e.g., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.


MORTGAGE-BACKED SECURITIES

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.


MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.


Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.


STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of SMBS may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain SMBS issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued SMBS, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.


The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

ASSET-BACKED SECURITIES

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS

The fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.


The CBO trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.


The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

OTHER INVESTMENT COMPANIES


The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result,
(i) more than 10% of the fund's
total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies.


The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

EXCHANGE TRADED FUNDS


Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, PowerShares QQQ(TM) (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.


REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

STRUCTURED SECURITIES

The fund may invest in structured securities. The value of the principal and/or interest on such securities may be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

HYBRID INSTRUMENTS


The fund may invest in "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund.


FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.


Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call or put option may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.


WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS

In order to hedge the value of the fund's portfolio against interest rate fluctuations or to enhance the fund's income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis, and the full amount of the fund's obligations will be maintained in a segregated account by the fund's custodian.

The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.

Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the fund's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS

The fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. When the fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

CREDIT-LINKED NOTES

The fund may invest in credit-linked notes ("CLNs"), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

FOREIGN CURRENCY SWAPS


Foreign currency swaps involve the exchange by the lenders, including the fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the fund's right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the fund is unable to recover damages from the defaulting counterparty.


CROSS CURRENCY INTEREST RATE SWAP AGREEMENTS

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

MORTGAGE DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

MONEY MARKET INSTRUMENTS

The fund may invest in short-term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. The fund's investment in commercial bank obligations include certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:


(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or



(ii) more than 50% of the outstanding shares of the fund.



The fund may not:



(1) Issue senior securities, other than as permitted by the 1940 Act. Senior securities that the fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.



(2) Borrow money, other than as permitted by the 1940 Act. See "Leverage" in the prospectus for a discussion of the extent that the fund may borrow in accordance with the 1940 Act.



(3) Invest in real estate, except the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.



(4) Make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, loans, loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.



(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if



     (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or



     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.



(7) Act as an underwriter, except insofar as the fund may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.



(8) Invest 25% or more of the value of its total assets in any one industry, except that the fund may



     (a) invest more than 25% of its total assets in securities or other instruments issued or structured by companies in the financial services group of industries, such as banks, broker-dealers and insurance and reinsurance companies, and



     (b) provided that this limitation does not apply to the purchase of obligations issued or guaranteed by the U.S government, its agencies or instrumentalities.



For purposes of investment restriction (4) above, in accordance with the current requirements under the 1940 Act, at no time would the value of the securities loaned, the value of repurchase agreement, and the value of all other investments made under this restriction in the aggregate exceed 33 1/3 of the value of the fund's total assets.



All other investment policies of the fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the fund's outstanding voting shares.



The fund has not adopted a fundamental policy prohibiting or limiting the fund's use of short sales, purchases on margin and the writing of put and call options. The fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Under current law, the fund may not purchase securities on margin. Certain other non-fundamental investment policies are included in the prospectus under "Investment objectives and Principal investment strategies" and this statement of additional information under "Investment objectives and policies."



The fund intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the fund will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. The fund does not anticipate that such guidelines would have a material adverse effect on the fund's holders of common shares or its ability to achieve its investment objectives. The fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the fund.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury and Mr. West) serves as a Trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Kingsbury and Mr. West serves as Trustee of 33 of the 82 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

                                       TERM OF
                         POSITION    OFFICE AND
    NAME, AGE AND       HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION       OTHER DIRECTORSHIPS
       ADDRESS           THE FUND      SERVICE      DURING PAST FIVE YEARS     HELD BY THIS TRUSTEE
    --------------      ---------    ----------     ----------------------     --------------------
INTERESTED TRUSTEES:

John F. Cogan,         Chairman of  Trustee       Deputy Chairman and a       Director of ICI Mutual
Jr. (80)*              the Board,   since 2007.   Director of Pioneer Global  Insurance Company
                       Trustee and  Serves until  Asset Management S.p.A.
                       President    a successor   ("PGAM"); Non-Executive
                                    trustee is    Chairman and a Director of
                                    elected or    Pioneer Investment
                                    earlier       Management USA Inc.
                                    retirement    ("PIM-USA"); Chairman and
                                    or removal.   a Director of Pioneer;
                                                  Chairman and Director of
                                                  Pioneer Institutional
                                                  Asset Management, Inc.
                                                  (since 2006); Director of
                                                  Pioneer Alternative
                                                  Investment Management
                                                  Limited (Dublin);
                                                  President and a Director
                                                  of Pioneer Alternative
                                                  Investment Management
                                                  (Bermuda) Limited and
                                                  affiliated funds; Director
                                                  of PIOGLOBAL Real Estate
                                                  Investment Fund (Russia)
                                                  (until June 2006);
                                                  Director of Nano-C, Inc.
                                                  (since 2003); Director of
                                                  Cole Investment
                                                  Corporation (since 2004);
                                                  Director of Fiduciary
                                                  Counseling, Inc.;
                                                  President and Director of
                                                  Pioneer Funds Distributor,
                                                  Inc. ("PFD") (until May
                                                  2006); President of all of
                                                  the Pioneer Funds; and Of
                                                  Counsel, Wilmer Cutler
                                                  Pickering Hale and Dorr
                                                  LLP (counsel to PIM-USA
                                                  and the Pioneer Funds)

Daniel K.              Trustee and  Trustee       Director, CEO and
Kingsbury * (48)       Executive    since 2007.   President of Pioneer
                       Vice         Serves until  Investment Management USA
                       President    a successor   Inc.; Pioneer Investment
                                    trustee is    Management, Inc. and
                                    elected or    Pioneer Institutional
                                    earlier       Asset Management, Inc.
                                    retirement    (since March 2007);
                                    or removal.   Executive Vice President
                                                  of all of the Pioneer
                                                  Funds (since March 2007);
                                                  Director of Pioneer Global
                                                  Asset Management S.p.A.
                                                  (since March 2007); Head
                                                  of New Markets Division,
                                                  Pioneer Global Asset
                                                  Management S.p.A.
                                                  (2000-2007)

INDEPENDENT TRUSTEES:

David R. Bock (63)     Trustee      Trustee       Executive Vice President    Director of The
3050 K Street NW,                   since 2007.   and Chief Financial         Enterprise Social
Washington, DC 20007                Serves until  Officer, I-trax, Inc.       Investment Company
                                    a successor   (publicly traded health     (privately-held
                                    trustee is    care services company)      affordable housing
                                    elected or    (2004 - present); Partner,  finance company); and
                                    earlier       Federal City Capital        Director of New York
                                    retirement    Advisors (boutique          Mortgage Trust
                                    or removal.   merchant bank)(1997 to      (publicly traded
                                                  2004); and Executive Vice   mortgage REIT)
                                                  President and Chief
                                                  Financial Officer,
                                                  Pedestal Inc.
                                                  (internet-based mortgage
                                                  trading company)
                                                  (2000-2002)

Mary K. Bush (58)      Trustee      Trustee       President, Bush             Director of Brady
3509 Woodbine Street                since 1997.   International, LLC          Corporation
Chevy Chase, MD 20815               Serves until  (international financial    (industrial
                                    a successor   advisory firm)              identification and
                                    trustee is                                specialty coated
                                    elected or                                material products
                                    earlier                                   manufacturer);
                                    retirement                                Director of Briggs &
                                    or removal.                               Stratton Co. (engine
                                                                              manufacturer);
                                                                              Director of UAL
                                                                              Corporation (airline
                                                                              holding company); and
                                                                              Director of Mantech
                                                                              International
                                                                              Corporation (national
                                                                              security, defense, and
                                                                              intelligence
                                                                              technology firm)

Margaret B.W. Graham   Trustee      Trustee       Founding Director,          None
(59)                                since 2007.   Vice-President and
1001 Sherbrooke                     Serves until  Corporate Secretary, The
Street West,                        a successor   Winthrop Group, Inc.
Montreal, Quebec,                   trustee is    (consulting firm); and
Canada                              elected or    Desautels Faculty of
H3A1G5                              earlier       Management, McGill
                                    retirement    University
                                    or removal.

Thomas J. Perna (56)   Trustee      Trustee       Private investor (2004 -    Director of Quadriserv
89 Robbins Avenue,                  since 2007.   present); and Senior        Inc. (technology
Berkeley Heights, NJ                Serves until  Executive Vice President,   products for
07922                               a successor   The Bank of New York        securities lending
                                    trustee is    (financial and securities   industry)
                                    elected or    services) (1986 - 2004)
                                    earlier
                                    retirement
                                    or removal.

Marguerite A. Piret    Trustee      Trustee       President and Chief         Director of New
(58)                                since 2007.   Executive Officer,          America High Income
200 State Street,                   Serves until  Newbury, Piret & Company,   Fund, Inc. (closed-end
12th Floor, Boston,                 a successor   Inc. (investment banking    investment company)
MA 02109                            trustee is    firm)
                                    elected or
                                    earlier
                                    retirement
                                    or removal.

Stephen K. West (78)   Trustee      Trustee       Senior Counsel, Sullivan &  Director, The Swiss
125 Broad Street,                   since 2007.   Cromwell (law firm)         Helvetia Fund, Inc.
New York, NY 10004                  Serves until                              (closed-end investment
                                    a successor                               company)
                                    trustee is
                                    elected or
                                    earlier
                                    retirement
                                    or removal.

John Winthrop (70)     Trustee      Trustee       President, John Winthrop &  None
One North Adgers                    since 2007.   Co., Inc. (private
Wharf, Charleston,                  Serves until  investment firm)
SC 29401                            a successor
                                    trustee is
                                    elected or
                                    earlier
                                    retirement
                                    or removal.

FUND OFFICERS:

Dorothy E.             Secretary    Since 2007.   Secretary of PIM-USA;       None
Bourassa (59)                       Serves at     Senior Vice President-
                                    the           Legal of Pioneer;
                                    discretion    Secretary/Clerk of most of
                                    of the Board  PIM-USA's subsidiaries;
                                                  and Secretary of all of
                                                  the Pioneer Funds since
                                                  September 2003 (Assistant
                                                  Secretary from November
                                                  2000 to September 2003)

Christopher J.         Assistant    Since 2007.   Vice President and Senior   None
Kelley (42)            Secretary    Serves at     Counsel of Pioneer since
                                    the           July 2002; Vice President
                                    discretion    and Senior Counsel of
                                    of the Board  BISYS Fund Services, Inc.
                                                  (April 2001 to June 2002);
                                                  Senior Vice President and
                                                  Deputy General Counsel of
                                                  Funds Distributor, Inc.
                                                  (July 2000 to April 2001),
                                                  and Assistant Secretary of
                                                  all of the Pioneer Funds
                                                  since September 2003

Christopher P.         Assistant    Since 2007.   Partner, Wilmer Cutler      None
Harvey (45)            Secretary    Serves at     Pickering Hale and Dorr
                                    the           LLP; and Assistant
                                    discretion    Secretary of all of the
                                    of the Board  Pioneer Funds since July
                                                  2006

Vincent Nave (61)      Treasurer    Since 2007.   Vice President-Fund         None
                                    Serves at     Accounting, Administration
                                    the           and Controllership
                                    discretion    Services of Pioneer; and
                                    of the Board  Treasurer of all of the
                                                  Pioneer Funds

Mark E. Bradley        Assistant    Since 2007.   Deputy Treasurer of         None
(47)                   Treasurer    Serves at     Pioneer since 2004;
                                    the           Treasurer and Senior Vice
                                    discretion    President, CDC IXIS Asset
                                    of the Board  Management Services from
                                                  2002 to 2003; and
                                                  Assistant Treasurer of all
                                                  of the Pioneer Funds since
                                                  November 2004

Luis I. Presutti       Assistant    Since 2007.   Assistant Vice               None
(41)                   Treasurer    Serves at     President-Fund Accounting,
                                    the           Administration and
                                    discretion    Controllership Services of
                                    of the Board  Pioneer; and Assistant
                                                  Treasurer of all of the
                                                  Pioneer Funds

Gary Sullivan (48)     Assistant    Since 2007.   Fund Accounting Manager -   None
                       Treasurer    Serves at     Fund Accounting,
                                    the           Administration and
                                    discretion    Controllership Services of
                                    of the Board  Pioneer; and Assistant
                                                  Treasurer of all of the
                                                  Pioneer Funds since May
                                                  2002

Katherine Kim          Assistant    Since 2007.   Fund Administration         None
Sullivan (33)          Treasurer    Serves at     Manager - Fund Accounting,
                                    the           Administration and
                                    discretion    Controllership Services
                                    of the Board  since June 2003; Assistant
                                                  Vice President - Mutual
                                                  Fund Operations of State
                                                  Street Corporation from
                                                  June 2002 to June 2003
                                                  (formerly Deutsche Bank
                                                  Asset Management); Pioneer
                                                  Fund Accounting,
                                                  Administration and
                                                  Controllership Services
                                                  (Fund Accounting Manager
                                                  from August 1999 to May
                                                  2002); and Assistant
                                                  Treasurer of all of the
                                                  Pioneer Funds since
                                                  September 2003

Teri W. Anderholm      Chief        Since 2007.   Chief Compliance Officer    None
(47)                   Compliance   Serves at     of Pioneer since December
                       Officer      the           2006 and of all the
                                    discretion    Pioneer Funds since
                                    of the Board  January 2007; Vice
                                                  President and Compliance
                                                  Officer, MFS Investment
                                                  Management (August 2005 to
                                                  December 2006);
                                                  Consultant, Fidelity
                                                  Investments (February 2005
                                                  to July 2005): Independent
                                                  Consultant (July 1997 to
                                                  February 2005



* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.



The outstanding capital stock of Pioneer is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.



The fund's Board of Trustees consists of nine members and is divided into three classes:



Class I: Margaret B.W. Graham, Daniel K. Kingsbury and John Winthrop ("Class I Trustees")



Class II:  Mary K. Bush, Thomas J. Perna and Marguerite Piret ("Class II
           Trustees")



Class III: David R. Bock, John F. Cogan, Jr., and Stephen K. West ("Class III
           Trustees")

The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The term of the Class I Trustees shall expire at the first annual shareholder meeting following this public offering, the term of the Class II Trustees expire at the second annual shareholder meeting, and the terms of the Class III Trustees shall expire at the third annual shareholder meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.


BOARD COMMITTEES

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT





David R. Bock, Margaret B. W. Graham, Marguerite A. Piret (Chair) and Stephen K. West


INDEPENDENT TRUSTEES





David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop


NOMINATING





Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)


VALUATION





David R. Bock, Margaret B. W. Graham, Marguerite A. Piret (Chair) and Stephen K. West


POLICY ADMINISTRATION





Mary K. Bush (Chair), Thomas J. Perna and John Winthrop


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

- act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

- discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

- review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

- review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

- review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

- receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Agreement and Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

- each fund with assets less than $250 million pays each Independent Trustees an annual fee of $1,000.

- the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

- the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

The following table sets forth certain information with respect to the compensation paid to each Trustee by the fund and the Pioneer Funds as a group. Compensation from the fund is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2006.

                                              PENSION OR                                TOTAL
                            AGGREGATE    RETIREMENT BENEFITS      ESTIMATED       COMPENSATION FROM
                          COMPENSATION     ACCRUED AS PART      ANNUAL BENEFIT   THE FUND AND OTHER
NAME OF TRUSTEE            FROM FUND*      OF FUND EXPENSES    UPON RETIREMENT     PIONEER FUNDS**
---------------           ------------   -------------------   ---------------   ------------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.***      $  [500.00]          $0.00               $0.00            $ 35,300.00
Daniel K. Kingsbury***+    $  [500.00]          $0.00               $0.00                    N/A

INDEPENDENT TRUSTEES:
David R. Bock              $[2,000.00]          $0.00               $0.00            $149,500.00
Mary K. Bush               $[2,000.00]          $0.00               $0.00            $148,250.00
Margaret B.W. Graham       $[2,000.00]          $0.00               $0.00            $155,750.00
Thomas J. Perna            $[2,000.00]          $0.00               $0.00            $126,053.12
Marguerite A. Piret        $[2,000.00]          $0.00               $0.00            $178,250.00
Stephen K. West            $[2,000.00]          $0.00               $0.00            $ 54,506.57
John Winthrop              $[2,000.00]          $0.00               $0.00            $140,500.00



*    Estimated for the fiscal year ending April 30, 2008.



** For the calendar year ended December 31, 2006. There are 82 U.S. registered investment portfolios in the Pioneer Family of Funds.



*** Under the investment advisory agreement, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.



+ Mr. Kingsbury became a Trustee of the fund and certain other Pioneer Funds on March 6, 2007.


OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the fund and the Pioneer Funds in the aggregate. The value of shares of the fund and any other closed-end fund are determined based on closing market price on December 31, 2006. The value of shares of any Pioneer Fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2006. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.


                        DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
NAME OF TRUSTEE         SECURITIES IN THE FUND   REGISTERED INVESTMENT COMPANIES IN THE PIONEER FUNDS
---------------         ----------------------   ----------------------------------------------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.               None                                Over $100,000
Daniel K. Kingsbury              None                                Over $100,000

INDEPENDENT TRUSTEES:
David R. Bock                    None                                Over $100,000

                        DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
NAME OF TRUSTEE         SECURITIES IN THE FUND   REGISTERED INVESTMENT COMPANIES IN THE PIONEER FUNDS
---------------         ----------------------   ----------------------------------------------------
Mary K. Bush                     None                                Over $100,000
Margaret B.W. Graham             None                                Over $100,000
Thomas J. Perna                  None                                Over $100,000
Marguerite A. Piret              None                                Over $100,000
Stephen K. West                  None                                Over $100,000
John Winthrop                    None                                Over $100,000


OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

     - the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     - an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

     - a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, PFD or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, PFD, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):


-    the fund

-    an officer of the fund

-    a related fund

-    an officer of any related fund

-    Pioneer

-    PFD

-    an officer of Pioneer or PFD

-    any affiliate of Pioneer or PFD

-    an officer of any such affiliate

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452 in each of 2005 and 2006.


During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

-    Pioneer

-    PFD

-    UniCredito Italiano

-    any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

-    the fund

-    any related fund

-    Pioneer

-    PFD

-    any affiliated person of the fund, Pioneer or PFD





-    any entity in a control relationship to the fund, Pioneer or PFD



CODE OF ETHICS. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

INVESTMENT ADVISER AND SUBADVISER


INVESTMENT ADVISER. The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2006, assets under management were approximately $[__________] billion worldwide, including over $[__________] billion in assets under management by Pioneer. Certain Trustees or officers of the trust are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer is responsible for managing the fund's overall investment program, supervising the Subadviser's investments in event-linked bonds on behalf of the fund, supervising the fund's overall compliance program and providing for the general management of the business affairs of the fund. Pioneer and the Subadviser provide the fund with investment research, advice and supervision and furnish an investment program for the fund consistent with the fund's investment objectives and policies, subject to the supervision of the fund's Trustees. Pioneer and the Subadviser determine what portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and report to the Trustees on the fund's investments and performance.



SUBADVISER. Pioneer has engaged Montpelier Capital Advisors, Ltd. to act as the fund's investment subadviser with respect to the fund's investments in event-linked bonds. The Subadviser, under the supervision of Pioneer, is responsible for the day-to-day management of the fund's portfolio of investments in event-linked bonds. The Subadviser also advises Pioneer as to the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets.



ADMINISTRATOR. The fund has entered into an administration agreement with the Pioneer, pursuant to which Pioneer will provide certain administrative and accounting services to the fund. Pioneer has appointed Princeton Administrators, LLC as the sub-administrator to the fund to perform certain of Pioneer's administration and accounts obligations to the fund. Under the administration agreements, the fund will pay Pioneer a monthly fee equal to 0.075% of the fund's average daily managed assets up to $500 million and 0.030% for average daily managed assets in excess of $500 million. Pioneer and not the fund, is responsible for paying the fees of Princeton Administrators, LCC.



Pursuant to a separate agreement, the fund may compensate the Pioneer for providing certain legal and accounting services at the annual rate of 0.0175% of the fund's average daily managed assets.



TRANSFER AGENT. PIMSS has entered into a transfer agency agreement with the fund pursuant to which PIMSS provides certain transfer agency services to the fund. Under the transfer agency agreement, the fund will reimburse PIMSS for its cost of providing such services to the fund. PIMSS has retained American Stock Transfer & Trust Company to provide sub-transfer agent, sub-registrar and sub-dividend dispersing agent services for the fund. The fund will pay PIMSS a fee for such services. The transfer agency agreement may be terminated by the fund or PIMSS (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.



DIRECT REGISTRATION OF FUND SHARES. Through American Stock & Transfer Company, the fund has made its common shares eligible for inclusion in the direct registration system ("DRS") administered by The Depository Trust Company ("DTC"), wherein American Stock & Transfer Company will process transfers of common shares utilizing DTC's Profile Modification System.



CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.



MANAGEMENT CONTRACT. Under the management contract, the fund will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.85% of the fund's average daily managed assets. "Managed assets" means the total assets of the fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the fund's investment objectives and policies and/or (iv) any other means. The liquidation preference on any preferred shares is not a liability. The fund's average daily managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the daily determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.



Under the terms of the management contract, Pioneer pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, a portion of the offering expenses, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Board of Trustees; (i) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer or the fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the fund's shares on the American Stock Exchange or any other national stock exchange; and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of Pioneer) as being an appropriate expense of the fund. In addition, the fund will pay all brokers' and underwriting commissions or other fees chargeable to the fund in connection with securities transactions to which the fund is a party or the origination of any floating rate loan in which the fund invests.


The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.


SUBADVISORY CONTRACT. Montpelier Capital Advisors, Ltd. serves as the fund's investment subadviser. Under the terms of the subadvisory agreement (the "Subadvisory Agreement") between the Pioneer and the Subadviser, the Subadviser will act as a sub-investment adviser with respect to that portion of the fund's portfolio invested in event-linked bonds ("Sub-Advised Assets"). In such capacity, the Subadviser shall, with respect to Sub-Advised Assets, and subject to the supervision of Pioneer and the fund's Board, among other things (a) regularly provide the fund with investment research, advice and supervision and furnish continuously an investment program for the fund; (b) subject to the supervision of Pioneer, manage the investment and reinvestment of the fund's Sub-Advised Assets, (c) keep the fund and Pioneer informed of developments materially affecting the fund's Sub-Advised Assets, including market valuations and pricing information on fund holdings to Pioneer and/or the fund's pricing agent as necessary to make any fair value determinations; (c) comply with the provisions of the fund's Agreement and Declaration of Trust and By-Laws, the 1940 Act, the Investment Advisers Act of 1940, as amended, and the investment objectives, policies and restrictions of the fund; (d) not take any action to cause the fund to fail to comply with the requirements of Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company; (e) comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish; (f) be responsible for voting proxies and acting on other corporate actions if instructed to do so by the Board of Trustees or Pioneer; (g) maintain separate books and detailed records of all matters pertaining to the portion of the Sub-Advised Assets required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided under the Subadvisory Agreement with respect to the fund; and (h) furnish reports to the Trustees and Pioneer.






Under the terms of the Subadvisory Agreement, for its services the Subadviser is entitled to a subadvisory fee from Pioneer at an annual rate of 0.80% the fund's average daily Sub-Advised Assets; provided, however, that such fee shall in no event be less than 0.15% of the fund's average daily managed assets. The fee will be paid monthly in arrears. The fund does not pay a fee to the Subadviser.


POTENTIAL CONFLICTS OF INTEREST. The fund's investment adviser is Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.



[To be provided by amendment.]



                                                                   NUMBER OF ACCOUNTS        ASSETS
                                         NUMBER OF      TOTAL       MANAGED FOR WHICH  MANAGED FOR WHICH
NAME OF PORTFOLIO                         ACCOUNTS      ASSETS       ADVISORY FEE IS    ADVISORY FEE IS
    MANAGER           TYPE OF ACCOUNT     MANAGED      MANAGED      PERFORMANCE-BASED  PERFORMANCE-BASED
-----------------  --------------------  ---------  -------------  ------------------  -----------------
Andrew Feltus      Other Registered       [_____]      [_____]           [_____]            [_____]
                   Investment Companies

                   Other Pooled           [_____]      [_____]           [_____]            [_____]
                   Investment Vehicles

                   Other Accounts         [_____]      [_____]           [_____]            [_____]

Charles Melchreit  Other Registered       [_____]      [_____]           [_____]            [_____]
                   Investment Companies

                   Other Pooled           [_____]      [_____]           [_____]            [_____]
                   Investment Vehicles

                   Other Accounts         [_____]      [_____]           [_____]            [_____]

                                                                   NUMBER OF ACCOUNTS        ASSETS
                                         NUMBER OF      TOTAL       MANAGED FOR WHICH  MANAGED FOR WHICH
NAME OF PORTFOLIO                         ACCOUNTS      ASSETS       ADVISORY FEE IS    ADVISORY FEE IS
    MANAGER           TYPE OF ACCOUNT     MANAGED      MANAGED      PERFORMANCE-BASED  PERFORMANCE-BASED
-----------------  --------------------  ---------  -------------  ------------------  -----------------
Jonathan Sharkey   Other Registered       [_____]      [_____]           [_____]            [_____]
                   Investment Companies

                   Other Pooled           [_____]      [_____]           [_____]            [_____]
                   Investment Vehicles

                   Other Accounts         [_____]      [_____]           [_____]            [_____]

Chris Harris       Other Registered       [_____]      [_____]           [_____]            [_____]
                   Investment Companies

                   Other Pooled           [_____]      [_____]           [_____]            [_____]
                   Investment Vehicles

                   Other Accounts         [_____]      [_____]           [_____]            [_____]

David Sinnott      Other Registered       [_____]      [_____]           [_____]            [_____]
                   Investment Companies

                   Other Pooled           [_____]      [_____]           [_____]            [_____]
                   Investment Vehicles

                   Other Accounts         [_____]      [_____]           [_____]            [_____]


POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


POTENTIAL CONFLICTS OF INTEREST FOR SUBADVISER. A potential conflict of interest could arise in the event that Montpelier Re Ltd., the subadviser's parent company, has an interest in investing in an event-linked bond that is also a suitable investment for the fund. In addition, a potential conflict of interest could arise in the event that an affiliate of the subadviser serves as the insurance or reinsurance sponsor for an event-linked bond that the subadviser recommends to the fund and if the portfolio manager's overall compensation is tied to the overall performance of the affiliate. The subadviser seeks to avoid these conflicts by communicating such potential conflicts of interest to Pioneer and providing Pioneer with information relating to Montpelier Re Ltd.'s or any affiliate's interest (in buying, selling or issuing) a specific event-linked bond prior to consummating any transaction on behalf of its affiliates. In addition, the subadviser will provide Pioneer with a report listing all event linked bond transactions and sales at least on a quarterly basis.


COMPENSATION OF PIONEER'S PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     - Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the [xx] Index and the [xx] Index. As a result of these benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

     - Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

     - Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.


COMPENSATION OF THE SUBADVISER'S PORTFOLIO MANAGERS.



The subadviser's compensation program consists of three components: (i) base salary and benefits, (ii) annual cash bonus, and (iii) long-term equity incentive awards. The principal benefit plans and arrangements that are offered include housing allowances, a deferred compensation plan, retirement benefits, medical and dental insurance and travel. The combination of components for each portfolio manager is set by a committee. The subadviser's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to the subadviser and its affiliates and not on the basis of a specific fund or other accounts, if any, managed by the portfolio manager.



BASE SALARY AND BENEFITS. Each portfolio manager's base salary and benefits are set by a committee in consultation with the Chief Executive Officer by reference to the nature and demands of the past, the knowledge, skill and experience of the individual and the state of the market for recruitment into comparable positions. The subadviser seeks to set base compensation at market rates based on industry surveys.



ANNUAL CASH BONUS. The subadviser pays annual cash bonuses in order to reward short-term performance. Each year, the committee reviews and adopts an annual cash bonus plan on behalf of the subadviser and its affiliates. Under the annual bonus plan, the maximum bonus opportunity, expressed as a percentage of salary, and related performance criteria are set in advance for each by the committee. The final value of the bonus is derived from a sliding scale operating around a central percentage target return on allocated capital.



LONG-TERM INCENTIVE AWARDS. At the discretion of the committee, incentive awards, the value of which is based on and paid in the parent company's common shares, may be made to all eligible plan participants. Generally, the awards are granted annually in advance of the commencement of a three-year performance period. Incentive awards that may be granted consist of share appreciation rights, performance shares and restricted share units. Each type of award gives a plan participant the right to receive a payment in cash, common shares or a combination of both, including dividend equivalents in the case of restricted share units, at the discretion of the committee.



SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of April 30, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.



NAME OF PORTFOLIO MANAGER   BENEFICIAL OWNERSHIP OF THE FUND*
-------------------------   ---------------------------------
Andrew Feltus               A
Charles Melchreit           A
Jonathan Sharkey            A

Chris Harris                A
David Sinnott               A


*    Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000


The fund is newly organized and had not commenced operations as of April 30, 2006.


                             PORTFOLIO TRANSACTIONS


All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer and/or the Subadviser pursuant to authority contained in the fund's management contract and the subadvisory contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer and the Subadviser normally seek to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer and the Subadviser seek to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer and the Subadviser consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).



Pioneer and the Subadviser may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer or the Subadviser over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.


The research received from broker-dealers may be useful to Pioneer or the Subadviser in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer or the Subadviser, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer and the Subadviser in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's or the Subadviser'rs normal independent research activities; however, it enables Pioneer and the Subadviser to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.



The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or the Subadviser, or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent.


                           REPURCHASE OF COMMON SHARES

The fund is a closed-end investment company and as such its shareholders will not have the right to cause the fund to redeem their shares. Instead, the fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the fund and potential increase in the expense ratio of expenses to assets of the fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

At any time when the fund has outstanding preferred shares, the fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the fund will be borne by the fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the fund in anticipation of share repurchases or tenders will reduce the fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.


Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the fund's status as a regulated investment company under the Code (which would make the fund a taxable entity, causing the fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the fund) or as a registered closed-end investment company under the 1940 Act; (2) the fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.


The repurchase by the fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the fund's shares may be the subject of repurchase or tender offers from time to time, or that the fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the fund of its common shares will decrease the fund's total assets, which would likely have the effect of increasing the fund's expense ratio. Any purchase by the fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the fund's portfolio, the impact of any action that might be taken on the fund or its shareholders and market considerations. Based on these considerations, even if the fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the fund and its shareholders, no action should be taken.


                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of common shares of the fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, (i) among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and
(2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the fund does not qualify as a regulated investment company, it will be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the fund's distributions will be sufficient to avoid entirely this tax.

Commencing within approximately 90 days from the date of the filing of the prospectus, the fund intends to declare a dividend from all or a portion of its net investment income monthly. The fund intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions from the fund will be automatically reinvested in additional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Since the fund's income is derived primarily from interest, dividends of the fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. In addition, the fund's dividends are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

In the case of newly issued shares of the fund (i.e. when there is a market premium), the amount of the distribution and the basis for federal income tax purposes of the shares to the shareholders will be equal to the fair market value of the shares on the distribution date. In the case of shares acquired through open market purchases (i.e. when there is a market discount), the amount of the distribution and the basis to shareholders will be equal to the cash they would have received had they elected to receive cash.

If the fund retains any net capital gain for a taxable year, the fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.


The treatment of event-linked bonds as debt or equity of the issuer for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such bond. Accordingly, it is possible that the IRS could challenge the fund's treatment of its event-linked bonds for U.S. federal income tax purposes, whether that treatment is adopted pursuant to the terms of the applicable bond indentures or otherwise. If such an IRS challenge were successful, the timing, character and the amount of the fund's income from its event-linked bonds could be affected, which, in turn, could affect whether the fund has satisfied the distribution requirements necessary to quality as a regulated investment company and to avoid a fund-level tax.



In addition, an event-linked bond that is treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a passive foreign investment company (a "PFIC") or a controlled foreign corporation (a "CFC").



Generally, a foreign corporation is treated as a PFIC if it receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or it holds at least 50% of its assets in investments producing such passive income. If an event-linked bond is treated as an equity investment in a PFIC, the fund would be subject to U.S. federal income tax to the extent that payments on the bond qualify as "excess distributions" from the PFIC and on gain from the sale or retirement of the bond, even if all such income or gain is timely distributed by the fund to its shareholders. Any such income or gain would be allocated pro rata over the fund's entire holding period for the bond, with the portion of the income or gain allocated to any prior taxable year being subject to tax at the highest marginal corporate income tax rate in effect for such prior taxable year. In addition, an interest charge would be imposed on taxes deemed to be deferred. The fund would not be able to pass through to its shareholders any credit or deduction for such taxes or the interest charge. The fund may be able to make certain elections with respect to particular event-linked bonds to ameliorate such adverse tax consequences. However, if any such election were available to the fund, and if the fund were to make the election, the fund could be required to recognize taxable income or gain, which would be subject to the distribution requirements discussed above, without the concurrent receipt of cash.



If U.S. shareholders (including the fund) collectively are treated as owning more than 25% of the equity of an issuer of an event-linked bond, the issuer may be treated as a CFC. In such event, if the fund were considered to own a 10% or greater equity interest in the CFC as a result of its ownership of the issuer's event-linked bonds, the fund would generally be required to include in income annually its pro rata share of certain of all the CFC's earnings and profits, whether or not those earnings and profits are distributed as payments on the event-linked bonds or otherwise. As a result, the fund could be subject to the distribution requirements discussed above with respect to such income without the concurrent receipt of cash.


If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund utilizes leverage through borrowing or issuing preferred shares, a failure by the fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the fund's qualification for taxation as a regulated investment company under the Code and/or might subject the fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The fund will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

Sales and other dispositions of fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures and forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currencies may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the

Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The federal income tax treatment of the fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the fund, the timing or character of income recognized by the fund could be affected, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, net capital gain, and ordinary income. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.




                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The statements of assets and liabilities and operations of the fund as of April [__], 2007 appearing in this statement of additional information has been audited by [__________], independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [_______], located at [__________], provides accounting, auditing and tax preparation services to the fund.


                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the fund with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM


                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                APRIL [__], 2007


[To be provided by amendment.]


                             STATEMENT OF OPERATIONS



[To be provided by amendment.]



                                      NOTES



[To be provided by amendment.]

APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various

----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

     - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     -    Nature of and provisions of the obligation;

     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

APPENDIX B - PROXY VOTING POLICIES


                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.



                            VERSION DATED JULY, 2004



                                    OVERVIEW



Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.



The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.



Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.



Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.



ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             PROXY VOTING PROCEDURES



PROXY VOTING SERVICE



Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.



PROXY COORDINATOR



Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).



REFERRAL ITEMS



From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.



If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.



CONFLICTS OF INTEREST



A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     - An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     - An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

     - Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.



Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.



SECURITIES LENDING



In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.



SHARE-BLOCKING



"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.



RECORD KEEPING



The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     -    Retains a record of the vote cast;

     - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     - Is able to promptly provide Pioneer with a copy of the voting record upon its request.



The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     -    A record memorializing the basis for each referral vote cast;

     - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.



Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.



DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.



PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.



The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.



AMENDMENTS



Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A



                             PROXY VOTING POLICIES



Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.



All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.



Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.



Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.



ADMINISTRATIVE



While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.



We will generally support these and similar management proposals:

     -    Corporate name change.

     -    A change of corporate headquarters.

     -    Stock exchange listing.

     -    Establishment of time and place of annual meeting.

     -    Adjournment or postponement of annual meeting.

     -    Acceptance/approval of financial statements.

     - Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     -    Approval of minutes and other formalities.

     - Authorization of the transferring of reserves and allocation of income.

     -    Amendments to authorized signatories.

     -    Approval of accounting method changes or change in fiscal year-end.

     -    Acceptance of labor agreements.

     -    Appointment of internal auditors.



Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.



AUDITORS



We normally vote for proposals to:

     - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     -    Restore shareholder rights to ratify the auditors.



We will normally oppose proposals that require companies to:

     -    Seek bids from other auditors.

     - Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     -    Indemnify auditors.

     -    Prohibit auditors from engaging in non-audit services for the company.



BOARD OF DIRECTORS



On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.



GENERAL BOARD ISSUES

Pioneer will vote for:

     - Audit, compensation and nominating committees composed of independent directors exclusively.

     - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     -    Election of an honorary director.



We will vote against:

     -    Minimum stock ownership by directors.

     - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     - Requirements for union or special interest representation on the board.

     -    Requirements to provide two candidates for each board seat.



We will vote on a case-by case basis on these issues:

     - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.



ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.



We will also vote against:

     - Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     - Directors who appear to lack independence or are associated with very poor corporate performance.



We will vote on a case-by case basis on these issues:

     - Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     -    Contested election of directors.

     - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     -    Mandatory retirement policies.

     - Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.



TAKEOVER-RELATED MEASURES



Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

     -    Cumulative voting.

     -    Increase ability for shareholders to call special meetings.

     -    Increase ability for shareholders to act by written consent.

     -    Restrictions on the ability to make greenmail payments.

     -    Submitting rights plans to shareholder vote.

     -    Rescinding shareholder rights plans ("poison pills").

     -    Opting out of the following state takeover statutes:

     - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     - Control share cash-out provisions, which require large holders to acquire shares from other holders.

     - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     -    Fair price provisions.

     -    Authorization of shareholder rights plans.

     -    Labor protection provisions.

     -    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

     - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     -    Proposals that allow shareholders to nominate directors.



We will vote against:

     -    Classified boards, except in the case of closed-end mutual funds.

     - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     -    Classes of shares with unequal voting rights.

     -    Supermajority vote requirements.

     - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     -    Extension of advance notice requirements for shareholder proposals.

     - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.



CAPITAL STRUCTURE



Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.



Pioneer will vote for:

     -    Changes in par value.

     -    Reverse splits, if accompanied by a reduction in number of shares.

     - Share repurchase programs, if all shareholders may participate on equal terms.

     -    Bond issuance.

     -    Increases in "ordinary" preferred stock.

     - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     -    Cancellation of company treasury shares.



We will vote on a case-by-case basis on the following issues:

     - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     - Increase in authorized common stock. We will make a determination considering, among other factors:

     -    Number of shares currently available for issuance;

     - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     -    Proposed use of the additional shares; and

     - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

          - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

          -    Proposals to submit private placements to shareholder vote.

          -    Other financing plans.



We will vote against preemptive rights that we believe limit a company's financing flexibility.



COMPENSATION



Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.



Pioneer will vote for:

     -    401(k) benefit plans.

     - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     -    Amendments to performance plans to conform with OBRA;

     -    Caps on annual grants or amendments of administrative features;

     -    Adding performance goals; and

     -    Cash or cash-and-stock bonus plans.

     - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     -    Require that option repricings be submitted to shareholders.

     -    Require the expensing of stock-option awards.

     - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

     - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:


          - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

               Dilution = (A + B + C) / (A + B + C + D), where
               A = Shares reserved for plan/amendment,
               B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          -    The plan must not:

               - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     - We are generally in favor of proposals that increase participation beyond executives.

     - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     - We generally support proposals asking companies to adopt stock holding periods for their executives.

     -    All other employee stock purchase plans.

     - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     -    Elimination of stock option plans.



We will vote on a case-by case basis on these issues:

     -    Limits on executive and director pay.

     -    Stock in lieu of cash compensation for directors.



CORPORATE GOVERNANCE
Pioneer will vote for:

     -    Confidential Voting.

     - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     - Proposals requiring directors to disclose their ownership of shares in the company.



We will vote on a case-by-case basis on the following issues:

     - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     - Bundled proposals. We will evaluate the overall impact of the proposal.

     -    Adopting or amending the charter, bylaws or articles of association.

     - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.



We will vote against:

     - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     -    Limitations on stock ownership or voting rights.

     -    Reduction in share ownership disclosure guidelines.



MERGERS AND RESTRUCTURINGS



Pioneer will vote on the following and similar issues on a case-by-case basis:

     -    Mergers and acquisitions.

     - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     -    Debt restructurings.

     -    Conversion of securities.

     -    Issuance of shares to facilitate a merger.

     -    Private placements, warrants, convertible debentures.

     - Proposals requiring management to inform shareholders of merger opportunities.



We will normally vote against shareholder proposals requiring that the company be put up for sale.



MUTUAL FUNDS



Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.



Pioneer will vote for:

     -    Establishment of new classes or series of shares.

     -    Establishment of a master-feeder structure.



Pioneer will vote on a case-by-case on:

     - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     -    Approval of new or amended advisory contracts.

     -    Changes from closed-end to open-end format.

     -    Authorization for, or increase in, preferred shares.

     -    Disposition of assets, termination, liquidation, or mergers.

     - Classified boards of closed-end mutual funds, but will typically support such proposals.



SOCIAL ISSUES



Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:



     - Conduct studies regarding certain issues of public concern and interest;

     - Study the feasibility of the company taking certain actions with regard to such issues; or

     - Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.



We believe these issues are important and should receive management attention.



Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                           PART C - OTHER INFORMATION


Item 25. Financial Statements and Exhibits


1.   Financial Statements.

     Part A: Financial Highlights (not applicable)

     Part B: Financial Statements (to be filed by amendment)

2.   Exhibits:

     (a)(1)   Agreement and Declaration of Trust. (1)

     (a)(2)   Certificate of Trust. (1)


     (b)      By-Laws. (2)



     (c)      None.



     (d)      Specimen Share Certificate. (2)



     (e)      Automatic Dividend Reinvestment Plan. (2)



     (f)      None.



     (g)(1) Form of Advisory Agreement with Pioneer Investment Management, Inc. (2)



     (g)(2) Form of Sub-Advisory Agreement between Pioneer Investment Management, Inc. and Montpelier Capital Advisors, Ltd. (2)



     (h) Form of Underwriting Agreement among the Registrant, Pioneer Investment Management, Inc., Montpelier Capital Advisors, Ltd. and Underwriters. *


     (i)      None.


     (j)      Form of Custodian Agreement. (2)



     (k)(1) Form of Administration Agreement with Pioneer Investment Management, Inc. (2)



     (k)(2) Form of Sub-Administration Agreement between Pioneer Investment Management, Inc. and Princeton Administrators, LLC (2)



     (k)(3) Form of Investment Company Service Agreement with Pioneer Investment Management Shareholder Services, Inc. (2)

     (k)(4) Form of Sub-Transfer Agent Services Agreement between Pioneer Investment Management Shareholder Services, Inc. and American Stock Transfer & Trust Company (2)



     (k)(5) Form of Accounting and Legal Services Agreement with Pioneer Investment Management, Inc. (2)



     (k)(6)   Form of Shareholder Servicing Agreement with UBS Securities LLC *



     (k)(7)   Form of Additional Compensation Agreement. *



     (k)(8) Form of Expense Limitation Agreement between the Registrant and Pioneer Investment Management, Inc. (2)



     (l)      Opinion of Counsel. (2)



     (m)      None.


     (n)      Consent of Independent Auditors. *

     (o)      Not applicable.

     (p)      Initial Share Purchase Agreement. *

     (q)      None.


     (r)(1)   Pioneer Funds Code of Ethics. (2)



     (r)(2)   Pioneer Investment Management, Inc. Code of Ethics. (2)



     (r)(3)   Montpelier Capital Advisors, Ltd. Code of Ethics. (2)



     (s)      Powers of Attorney. (2)



(1) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's Initial Registration Statement on Form N-2 (File Nos. 333-1040358; 811-22014), as filed with the Securities and Exchange Commission (the "SEC") on January 31, 2007 (Accession No.
     0000950135-07-000450).



(2)  Filed herewith.


(*)  To be filed by amendment.


Item 26. Marketing Arrangements



Reference is made to the Underwriting Agreement among the Registrant, Pioneer Investment Management, Inc., Montpelier Capital Advisors, Ltd. and the Underwriters for the Registrant's common shares of beneficial interest to be filed by amendment.

Item 27. Other Expenses and Distribution


The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration Fees                     $_____
New York Stock Exchange listing fee   $_____
Printing (other than certificates)    $_____
Engraving and printing certificates   $_____
Accounting fees and expenses          $_____
Legal fees and expenses               $_____
NASD fee                              $_____
Miscellaneous                         $_____
Underwriting fee                      $_____
   Total                              $_____



Item 28. Persons Controlled by or Under Common Control


None


Item 29. Number of Holders of Securities



As of March 31, 2007, the number of record holders of each class of securities of the Registrant was


(1)                            (2)
Title of Class                 Number of Record Holders
--------------                 ------------------------
Common Shares (no par value)   0


Item 30. Indemnification


The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated January 31, 2007, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registration pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant's expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 31. Business and Other Connections of Investment Adviser


Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investment manages investment companies, pension and profit sharing plans, trust, estates or charitable organizations and other corporations or business entities.



To the knowledge of the Registrant, none of Pioneer Investment's directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other Unicredito subsidiaries.

                           OTHER BUSINESS, PROFESSION, VOCATION
                           OR EMPLOYMENT OF SUBSTANTIAL
NAME OF DIRECTOR/OFFICER   NATURE WITH LAST TWO FISCAL YEARS
------------------------   ------------------------------------
John F. Cogan, Jr.         Of counsel, Wilmer Cutler Pickering Hale and Dorr LLP



Item 32. Location of Accounts and Records


The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.


Item 33. Management Services


Not applicable.


Item 34. Undertakings


     1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5. (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.


     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 10th day of April, 2007.


                                        PIONEER DIVERSIFIED HIGH INCOME TRUST


                                        By: /s/ Daniel K. Kingsbury
                                            ------------------------------------
                                        Daniel K. Kingsbury
                                        Executive Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                               Title
---------                               -----


John F. Cogan, Jr.*                     Chairman of the Board and President
-------------------------------------   (Principal Executive Officer)
John F. Cogan, Jr.


Vincent Nave*                           Chief Financial Officer and Treasurer
-------------------------------------   (Principal Financial and Accounting
Vincent Nave                            Officer)


Trustees:


David R. Bock*
-------------------------------------
David R. Bock


Mary K. Bush*
-------------------------------------
Mary K. Bush


John F. Cogan, Jr.*
-------------------------------------
John F. Cogan, Jr.


Marguerite B.W. Graham*
-------------------------------------
Marguerite B.W. Graham



/s/ Daniel K. Kingsbury
-------------------------------------
Daniel K. Kingsbury


Thomas J. Perna*
-------------------------------------
Thomas J. Perna


Marguerite A. Piret*
-------------------------------------
Marguerite A. Piret


Steven K. West*
-------------------------------------
Steven K. West


John Winthrop*
-------------------------------------
John Winthrop



*By: /s/ Daniel K. Kingsbury            Dated: April 10, 2007
     --------------------------------
     Daniel K. Kingsbury
     Attorney-in-Fact

                                  EXHIBIT INDEX
(b)      By-Laws.



(d)      Specimen Share Certificate.



(e)      Automatic Dividend Reinvestment Plan.



(g)(1)   Form of Advisory Agreement with Pioneer Investment Management, Inc.



(g)(2) Form of Sub-Advisory Agreement between Pioneer Investment Management, Inc. and Montpelier Capital Advisors, Ltd.



(j)      Form of Custodian Agreement.



(k)(1)   Form of Administration Agreement with Pioneer Investment Management,
         Inc.



(k)(2) Form of Sub-Administration Agreement between Pioneer Investment Management, Inc. and Princeton Administrators, LLC.



(k)(3) Form of Investment Company Service Agreement with Pioneer Investment Management Shareholder Services, Inc.



(k)(4) Form of Sub-Transfer Agent Services Agreement between Pioneer Investment Management Shareholder Services, Inc. and American Stock Transfer & Trust Company.



(k)(5) Form of Accounting and Legal Services Agreement with Pioneer Investment Management, Inc.



(K)(8) Form of Expense Limitation Agreement between the Registrant and Pioneer Investment Management, Inc.



(l)      Opinion of Counsel.



(r)(1)   Pioneer Funds Code of Ethics.



(r)(2)   Pioneer Investment Management, Inc. Code of Ethics.



(r)(3)   Montpelier Capital Advisors, Ltd. Code of Ethics.



(s)      Powers of Attorney.